Exhibit C

INDEX TO REVENUE ESTIMATES AND FINANCIAL STATEMENTS FOR THE GOVERNMENT OF

JAMAICA FOR THE YEAR ENDING MARCH 31, 2023

JAMAICA

REVENUE ESTIMATES

2023/2024

For the Financial Year Ending

31st March 2024

Ministry of Finance and the Public Service	As Presented to the House of
Representatives on the
14th day of February 2023

INDEX TO ESTIMATES OF REVENUE

2023-2024

			Page No.

A	STATEMENT OF REVENUE ESTIMATES

	Statement I	Summary of Revenue and Loan Receipts	1
	Statement II	Details of Revenue and Loan Receipts	2

B	STATEMENT OF FINANCING OF THE BUDGET

	Statement III	Summary of Revenue Estimates and Estimates of Expenditure	10
	Statement IV	Statement of the Financing of the Estimates of Expenditure	13
	Statement V	Statement of Statutory Expenditure Charged to the Consolidated Fund	14

2023-2024 JAMAICA BUDGET

STATEMENT I

REVENUE AND LOAN RECEIPTS

SUMMARY

	Head	Account 2021/2022 $	Original Estimates 2022/2023 $	Consolidated Fund Receipts 2022/2023 (December 2022) $	Estimates 2023/2024 $
I	RECURRENT REVENUE

	TAXATION
	Customs	52,169,363,367	59,246,035,025	45,778,117,703	63,514,530,000
	Income Tax	189,252,039,301	189,590,797,067	130,602,792,406	251,829,621,669
	Stamp Duties	9,407,197,048	10,081,715,475	8,750,050,678	13,074,113,729
	Motor Vehicle Licences(Motor Vehicle Act)	5,306,224,456	5,132,047,500	4,333,301,617	5,891,877,908
	Other Licences	615,798,509	1,546,541,196	403,762,751	224,233,106
	Travel Tax	16,763,929,502	15,799,100,000	18,390,827,343	28,674,790,000
	Betting, Gaming and Lotteries-Duties, Fees and Levies	5,864,166,160	8,023,787,100	6,284,441,130	10,706,209,991
	Education Tax	34,122,884,392	36,700,287,000	28,468,281,389	48,119,125,402
	Contractors Levy	2,083,405,138	2,540,120,700	2,030,233,504	3,118,889,465
	General Consumption Tax	211,413,947,695	237,587,065,800	174,433,492,066	279,036,663,433
	Special Consumption Tax	84,894,767,609	92,072,800,000	70,827,541,002	104,002,808,052
	Environmental Levy	5,332,784,436	5,490,770,000	4,749,814,979	6,620,368,517
	Telephone Call Tax	3,432,115,071	3,219,695,000	2,411,934,889	3,607,997,396
	Guest Accomodation Room Tax	2,229,490,270	2,577,234,700	2,435,288,932	3,592,752,403
	Minimum Business Tax	142,015,985		87,367,550	—
	Quarry Tax	86,359,249	75,600,000	75,271,805	110,054,579
	Import Licences-Trade Board	310,047,727	323,848,704	220,380,342	327,036,504
	Telecommunication Licences	2,931,910,514	1,528,653,600	1,302,871,667	1,844,736,282

	TOTAL	626,358,446,431	671,536,098,867	501,585,771,754	824,295,808,438

II	NON-TAX REVENUE	94,936,696,985	65,398,700,000	43,228,458,949	65,228,522,019
	MISCELLANEOUS RECEIPTS (UNCLASSIFIED)	—		532,277,870

	TOTAL RECURRENT REVENUE	721,295,143,416	736,934,798,867	545,346,508,573	889,524,330,457

III	CAPITAL REVENUE
	Land Sales	—	—	—	—
	Loan Repayments	933,288,500	1,477,000,000	2,747,383,244	168,331,257
	Extraordinary Receipts: Miscelleanous	2,548,243,982	32,514,600,000	552,185,435	15,826,200,000

	TOTAL CAPITAL REVENUE	3,481,532,482	33,991,600,000	3,299,568,679	15,994,531,257

	TOTAL RECURRENT AND CAPITAL REVENUE	724,776,675,898	770,926,398,867	548,646,077,252	905,518,861,714

IV	GRANTS
(I)	TRANSFER FROM CAPITAL DEVELOPMENT FUND
	Transfers to Current Account	135,700,000	4,908,300,000	—	1,283,400,000
	Transfers to Capital Account	—	—	—	—
	Other	—	—	58,160,284	—
(II)	EXTERNAL GRANTS
	Grants from the European Union	730,862,725	—	1,001,157,095	—
	Miscellaneous Grants	8,846,611,008	6,459,981,000	77,500,000	—
	Other Grants	—	—	2,958,070,985	6,591,107,000

	TOTAL GRANTS	9,713,173,733	11,368,281,000	4,094,888,364	7,874,507,000

V	LOAN RECEIPTS
	Loan receipts	161,973,500,105	124,130,100,000	53,404,742,858	139,472,470,766

	TOTAL LOAN RECEIPTS	161,973,500,105	124,130,100,000	53,404,742,858	139,472,470,766

	TOTAL REVENUE AND LOAN RECEIPTS	896,463,349,735	906,424,779,867	606,145,708,474	1,052,865,839,480

The Consolidated Fund Receipts are subject to change

2023/2024 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2021/2022 (‘1)	Original Estimates 2022/2023 (‘2)	Fund Receipts 2022/2023 (as at Dec-2022) (‘3)	Estimates 2023/2024 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$	J$	J$
TAX REVENUE
Import Duties	52,169,363,367	59,246,035,025	45,778,117,703	63,514,530,000	4,268,494,975
Income Tax-Companies	90,006,019,434	77,522,678,567	39,259,515,566	97,019,483,421	19,496,804,854
Income Tax- Individuals	98,860,019,434	88,989,286,500	70,035,062,251	124,213,346,504	35,224,060,004
Tax on Interest/Dividend	386,000,434	23,078,832,000	21,308,214,589	30,596,791,743	7,517,959,743
Stamp Duties (local)	5,007,197,048	6,490,290,800	3,144,115,222	8,655,713,729	2,165,422,929
Stamp Duties (import)	4,400,000,000	3,591,424,675	5,605,935,455	4,418,400,000	826,975,325
Motor Vehicle Licences (Motor Vehicle Act)	5,306,224,456	5,132,047,500	4,333,301,617	5,891,877,908	759,830,408
Customs Brokers	1,131,964	2,866,369	831,500	2,350,928	-515,441
Gaming Machines	502,821,742	1,273,249,173	361,289,911	1,044,289,051	-228,960,123
Tourist Shop Licence	15,322,360	38,799,400	9,103,805	31,822,356	-6,977,044
Tourist Shop Operators Licence	25,119,673	63,608,233	11,708,656	52,169,978	-11,438,255
Hotel Licence Duty	9,136,202	23,774,187	2,595,300	19,499,029	-4,275,157
Other Licences	62,266,569	144,243,835	18,233,578	118,390,815	-25,853,020
Travel Tax	15,432,824,047	11,485,945,700	12,205,926,386	20,846,572,330	9,360,626,630
Passenger Levy	1,331,105,455	4,313,154,300	6,184,900,957	7,828,217,670	3,515,063,370
Betting, Gaming and Lotteries-Duties, Fees and Levies	5,864,166,160	8,023,787,100	6,284,441,130	9,661,920,940	1,638,133,840
Education Tax	34,122,884,392	36,700,287,000	28,468,281,389	48,119,125,402	11,418,838,402
Contractors Levy	2,083,405,138	2,540,120,700	2,030,233,504	3,118,889,465	578,768,765
General Consumption Tax	111,946,966,649	119,622,219,900	87,248,765,673	156,438,503,433	36,816,283,533
General Consumption Tax	99,466,981,046	117,964,845,900	87,184,726,393	122,598,160,000	4,633,314,100
Special Consumption Tax	31,759,477,005	29,777,600,000	50,271,444,016	30,631,243,667	853,643,667
Special Consumption Tax	53,135,290,605	62,295,200,000	20,556,096,987	73,371,564,386	11,076,364,386
Environmental Levy	2,832,782,336	731,000,000	3,837,037,887	752,164,738	21,164,738
Environmental Levy	2,500,002,100	4,759,770,000	912,777,092	5,868,203,779	1,108,433,779
Telephone Call Tax	3,432,115,071	3,219,695,000	2,411,934,889	3,607,997,396	388,302,396
Guest Accomodation Room Tax	2,229,490,270	2,577,234,700	2,435,288,932	3,592,752,403	1,015,517,703
Minimum Business Tax	142,015,985		87,367,550	0	0
Quarry Tax	86,359,249	75,600,000	75,271,805	110,054,579	34,454,579
Import Licences-Trade Board	310,047,727	323,848,704	220,380,342	327,036,504	3,187,800
Telecommunication Licences	2,931,910,514	1,528,653,600	1,302,871,667	1,844,736,282	316,082,682

TOTAL TAX REVENUE	626,358,446,431	671,536,098,867	501,585,771,754	824,295,808,438	152,759,709,571

HIS EXCELLENCY THE GOVERNOR GENERAL AND STAFF
Processing Fees
Miscelleanous Receipts	35,000	2,365		4,371	2,006

TOTAL- HIS EXCELLENCY THE GOVERNOR GENERAL AND STAFF	35,000	2,365	0	4,371	2,006

HOUSE OF PARLIAMENT					0
Miscelleanous Fees (Food & Beverage)		5,600,000		5,600,000	0

TOTAL- HOUSE OF PARLIAMENT	0	5,600,000	0	5,600,000	0

INDECOM		12,000
PUBLIC PROCUREMENT COMMISSION (PPC)					0
Registration Fees	0	6,000,000	3,387,850	7,350,000	1,350,000

TOTAL- PUBLIC PROCUREMENT COMMISSION	0	6,000,000	3,387,850	7,350,000	1,350,000

AUDITOR GENERAL’S DEPARTMENT
Audit Fees	300,000	5,000,000		0	-5,000,000
Miscelleanous Fees	1,000	3,000	1,000	3,000	-6,000

TOTAL- AUDITOR GENERAL’S DEPARTMENT	301,000	5,003,000	1,000	3,000	-5,006,000

OFFICE OF THE SERVICES COMMISSIONS
Processing Fees		7,000	0	7,400	400
Miscelleanous Fees		63,000	122,200	67,000	4,000

TOTAL-OFFICE OF THE SERVICES COMMISSIONS		70,000	122,200	74,400	4,400

OFFICE OF THE PRIME MINISTER

2023/2024 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2021/2022 (‘1)	Original Estimates 2022/2023 (‘2)	Fund Receipts 2022/2023 (as at Dec-2022) (‘3)	Estimates 2023/2024 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$	J$	J$
Rental Charges	975,000	900,000		2,200,000	1,300,000
Irrevocable Order		10,000	2,500	10,000
Miscelleanous Receipts	716,939	485,000	3,275,642	485,000	0

TOTAL-OFFICE OF THE PRIME MINISTER	1,691,939	1,395,000	3,278,142	2,695,000	0

ELECTORAL COMMISSION
Registration and ID Card Service	0	0	0		0
Miscelleanous Receipts	0	0	0		0

TOTAL- ELECTORAL COMMISSION	0	0	0	0	0

OFFICE OF THE CABINET
Irrevocable Order		5,000	500	8,000	3,000
Miscelleanous Receipts	0	10,000	9,449	14,000	4,000

TOTAL- OFFICE OF THE CABINET	0	15,000	9,949	22,000	7,000

MINISTRY OF TOURISM
Irrevocable Order		3,000		5,000	2,000
Miscelleanous Receipts	223,100	35,000	921,303	3,050,000	3,015,000
De- earmarked Funds - TEF/ CHASE	3,452,559,367	5,150,363,484	5,865,138,007	8,548,357,191	3,397,993,707

TOTAL- MINISTRY OF TOURISM	3,452,782,467	5,150,401,484	5,866,059,310	8,551,412,191	3,401,010,707

MINISTRY OF ECONOMIC GROWTH AND JOB CREATION
Miscelleanous Receipts	651,428	1,501,811	24,621,368	970,415	-531,396

TOTAL- MINISTRY OF ECONOMIC GROWTH AND JOB CREATION	651,428	1,501,811	24,621,368	970,415	-531,396

NATIONAL LAND AGENCY
Miscellaneous Receipts (50% of Profit)			195,254,476
Assurance Fund (100% of Gross Receipts)		62,856,000		89,631,000
Rents - Crown Lands and Other Government Properties	68,060,177	125,924,000	58,690,498	178,000,000	52,076,000
Land Settlement Properties	8,802,506	31,559,000	303,644	35,637,000	4,078,000
Rental of Land-Leased properties	8,113,455	0	0	0	0
Attorney’s Fee/ Photocopying	6,000	0	7,623,916	0	0
Miscellaneous Receipts	8,031	274,716,000	2,500	24,849,000	-249,867,000
Other Receipts (Including Crown Property Sales)	423,989,313	216,607,000		280,318,000	63,711,000

TOTAL NATIONAL LAND AGENCY	508,979,483	711,662,000	261,875,034	608,435,000	-130,002,000

MINISTRY OF FINANCE AND THE PUBLIC SERVICE
Fees- Banking Licence Registration (1973) - Commercial Banks	159,603,122	474,320,124	246,590,193	461,751,612	-12,568,512
Profits in Government owned companies- Dividends and Financial Distribution	54,575,088,862	14,759,380,000	12,129,485,826	16,649,170,000	1,889,790,000
Sale of Unserviceable Stores	324,113	33,743,000		75,000,000	41,257,000
BOJ Profits		1,100,000,000			-1,100,000,000
Sale of Gazettes	964,838	2,288,000	788,393	2,516,800	228,800
Fees-Scotia Bank Jamaica Economic Growth Fund				0	0
Provident Fund			0	0	0
Fees-FIA Licence Registration	0	1,293,365	0	2,774,420	1,481,055
Fees-Building Societies	35,272,704	39,903,593	4,542,000	47,602,060	7,698,467
Sale of Forfeited Goods-FID		28,600,000	5,057,815	296,550,000	267,950,000
Cash Seized and Forfeited	15,241,435	24,000,000	2,251,316	24,000,000	0
Miscelleanous Receipts	3,781,717	28,600,000	1,767,773,281	31,460,000	2,860,000
Forfeiture of Loan Agreement (MDB)	5,550,149	9,176,250	3,370,588	20,000,000	10,823,750

TOTAL- MINISTRY OF FINANCE AND THE PUBLIC SERVICE	54,795,826,938	16,501,304,332	14,159,859,412	17,610,824,892	1,109,520,560

ACCOUNTANT GENERAL’S DEPARTMENT				0
Interest on On Lent Loans	2,210,195,024	1,192,664,773	945,984,063	2,333,000,000	1,140,335,227
Interest Earned on Local Currency Bank Accounts	2,210,173	2,781,461	2,475,436,390	2,500,190,754	2,497,409,293
Interest Earned on Foreign Currency Bank Accounts	123	322,351,405	600,370,988	756,587,565	434,236,160

2023/2024 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2021/2022 (‘1)	Original Estimates 2022/2023 (‘2)	Fund Receipts 2022/2023 (as at Dec-2022) (‘3)	Estimates 2023/2024 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$	J$	J$
Interest Earned on Loans and Advances to Public Officers	4,173,304	8,375,196	1,647,025	2,456,328	-5,918,868
Interest on Government Deposits (MDA)	492,529	9,874,710	121,666	658,765	-9,215,945
PDCF Interest -Global Bonds Interest	3,643,610,836	5,093,867,435	1,705,242,391	5,144,400,000	50,532,565
PDCF Interest - Local Investments JUTC Interest	1,813,293,552	0	720,160,307		0
Pension Contributions: 5 % Contribution Scheme	3,139,705,072	5,376,502,000	3,491,874,979	5,645,327,100	268,825,100
Pension Contribution: Members of the Legislature					0
Pension Contributions: Other Government
Authorities for Seconded Officers					0
Recovery of Pension and Salary	2,776,772	15,862,046	3,152,015	43,521,221	27,659,175
Chancery Fund Commission	360,562	394,992		717,932	322,941
Sale of Receipt Books	257,460	493,884		1,458,392	964,508
Recovery of Prior Years’ Expenditure	12,254,061	474,062	1,266,565	27,205,143	26,731,081
Processing Fees- Salary Deduction	482,404	827,945	151,125	1,415,424	587,478
Miscelleanous Receipts	11,711,597,351	13,890,378,189	3,491,186,853	8,776,911,840	-5,113,466,348
Registration of Jamaica Investment Capital Growth Funds
Fees on Government Guaranteed Loans
Executive Agency Investment Fund
Management Fees

TOTAL- ACCOUNTANT GENERAL’S DEPARTMENT	22,541,409,222	25,914,848,099	13,436,594,368	25,233,850,465	-680,997,634

JAMAICA CUSTOMS AGENCY
Warehouse Fees	7,640,240	10,404,970	20,566,793	10,613,070	208,100
Receipts from Sale of Seized Items		161,264,800	5,055,824	177,391,280	16,126,480
Penalty Payments for Breaches of Customs Act and Regulations		105,451,989		138,615,548	33,163,559
Net Service Charge for Shipping and Airline Carriers		591,741,513		850,915,664	259,174,151
Processing 5% PAJ		130,959,534	11,521,337	150,603,464	19,643,930
Standard and Compliance Fees	29,166,781	39,925,785	28,519,789	69,922,074	29,996,289
Customs User/ Administration Fee	2,177,498,962	1,732,500,000	1,540,367,164	1,505,750,000	-226,750,000
Irrevocable Standing Orders		29,500		35,000	5,500
Miscelleanous Receipts	1,351,738,506	635,438	941,555,280	476,578	-158,860

TOTAL- JAMAICA CUSTOMS AGENCY	3,566,044,489	2,772,913,528	2,547,586,186	2,904,322,678	131,409,150

TAX ADMINISTRATION OF JAMAICA
Penalty for late and non-payment of sundry taxes and licences			884,573
Penalty for Breaches of Spirit Licences	0	200,000	508,197	276,000	76,000
Property Tax (2.5%)	147,936,482	241,700,000	175,644,063	263,000,000	21,300,000
National Health Fund(NHF 2.5%)			11,247,799		0
Passport Immigration & Citizenship Agency Fee 0.5%	147,975	200,000	254,001	624,000	424,000
Road Maintenance Fund 2.5%	34,435,520	56,000,000	128,946,014	73,000,000	17,000,000
Special Consumption Tax 2.5%			3,764,592		0
Island Traffic Authority 20%	64,515,520	10,000,000	9,426,066	15,100,000	5,100,000
Police User Fees		346,000,000	227,333,636	497,000,000	151,000,000
Trade Licence 2.5%	6,829,849	11,000,000	8,535,204	11,000,000	0
Miscellaneous Receipts	76,514,369	26,000,000	19,499,619	40,000,000	14,000,000
Firearm Licensing Authority User Fees			148,583		0
Net Service Charge for services rendered by Excise Officers			1,642,064		0

TOTAL-TAX ADMINISTRATION OF JAMAICA	330,379,715	691,100,000	587,834,409	900,000,000	208,900,000

MINISTRY OF HOUSING, URBAN RENEWAL, ENVIRONMENT AND CLIMATE CHANGE
Miscelleanous Receipts	150,225	342,267			-342,267

TOTAL- MINISTRY OF HOUSING, URBAN RENEWAL, ENVIRONMENT AND CLIMATE CHANGE	150,225	342,267			-342,267

MINISTRY OF NATIONAL SECURITY
Sale of Services- CRDC	15,012,000	15,000,000		15,000,000	0
Miscelleanous Receipts	15,000,000	4,000,000	2,842,300	4,000,000	0

TOTAL- MINISTRY OF NATIONAL SECURITY	30,012,000	19,000,000	2,842,300	19,000,000	0

2023/2024 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2021/2022 (‘1)	Original Estimates 2022/2023 (‘2)	Fund Receipts 2022/2023 (as at Dec-2022) (‘3)	Estimates 2023/2024 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$	J$	J$
JAMAICA DEFENCE FORCE
Rental of Lettings (Land and Buildings)
Soldier’s Contribution	0				0
Soldiers’ Contribution to various services	0	26,000,000			-26,000,000

TOTAL-JAMAICA DEFENCE FORCE	0	26,000,000	0	0	-26,000,000

POLICE DEPARTMENT
Police Certificates	7,589,500	1,264,512,136	49,310,224		-1,264,512,136
Finger Print Search	263,091,050		88,498,243		0
Pension Contributions: Constabulary					0
Pension Contributions: Special Constables					0
Accident Report	0	34,871,500	44,646		-34,871,500
Miscellaneous Receipts	6,499,399	38,805,481	11,495,120	41,038,557	2,233,076

TOTAL-POLICE DEPARTMENT	277,179,949	1,338,189,118	149,348,233	41,038,557	-1,297,150,561

DEPARTMENT OF CORRECTIONAL SERVICES
Sundry Fines and Contribution	138,569	495,000	3,893,224	4,900,000	-4,405,000
Miscellaneous Receipt (Confiscated Cash)

TOTAL - DEPARTMENT OF CORRECTIONAL SERVICES	138,569	495,000	3,893,224	4,900,000	-4,405,000

MINISTRY OF JUSTICE
Traffic Fines	109,454,055	176,000,000	39,703,628	185,000,000	9,000,000
Other Court Fines	447,154	210,738,327	103,759,365	221,500,000	10,761,673
Sale of Revised Laws of Jamaica to the Private Sector		424,000		445,200	21,200
Forfeited Recognizances (Funds)			1,012		0
Sale of Marriage Licences		26,840,000		28,182,000	1,342,000
Miscellaneous Receipts	10,279,779	441,000	10,323,075	463,050	22,050
Tender Documents

TOTAL- MINISTRY OF JUSTICE	120,180,988	414,443,327	153,787,080	435,590,250	21,146,923

MINISTRY OF FOREIGN AFFAIRS AND FOREIGN TRADE
Visa Fees from Overseas Missions	824,954	9,440,269		11,195,612	1,755,343
Authentication fees	7,561,253	6,293,512	5,705,558	7,463,724	1,170,212
Rush fees	0	1,573,378		1,865,936	292,558
Consul fees	0	8,810,917	2,097,314	10,449,237	1,638,320
Postage fees	0	1,258,702		1,492,749	234,047
Miscellaneous Receipts	94,074	4,090,783	3,601,740	4,851,442	760,659

TOTAL- MINISTRY OF FOREIGN AFFAIRS AND FOREIGN TRADE	8,480,281	31,467,561	11,404,612	37,318,700	5,851,139

MINISTRY OF LABOUR AND SOCIAL SECURITY
Reimbursement - NIS	1,192,408	837,825,000	492,581,744	890,074,000	52,249,000
Fees - Factories Registration Act	480,010	1,000,000	1,613,928	2,500,000	1,500,000
Fees - Employment Agencies Registration Act	0	310,000	648,840	740,000	430,000
Fees - Recruiting of Workers Act		0	199,706,167		0
Work Permit	233,372,034	800,000,000	565,319,717	1,100,000,000	300,000,000
Miscellaneous Receipts	1,500	865,000	489,975	1,833,000	968,000

TOTAL-MINISTRY OF LABOUR AND SOCIAL SECURITY	235,045,952	1,640,000,000	1,260,360,372	1,995,147,000	355,147,000

MINISTRY OF EDUCATION, YOUTH AND CULTURE
Fees from Jamaica School Certificate Examinations
Rental of EDDC and other Buildings	352,800	1,200,000	264,216	1,200,000	0
Repayment of Bonds by Teachers	3,218,218	3,600,000	15,000	3,000,000	-600,000
Transcripts	400	7,200	400	1,200	-6,000
Recovery of Previous years Expenditure	9,185,297	23,000,000	825,746	12,000,000	-11,000,000
Miscellaneous Receipts	2,642,076	6,000,000	59,591,398	9,600,000	3,600,000

TOTAL- MINISTRY OF EDUCATION, YOUTH AND CULTURE	15,398,791	33,807,200	60,696,759	25,801,200	-8,006,000

MINISTRY OF HEALTH

2023/2024 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2021/2022 (‘1)	Original Estimates 2022/2023 (‘2)	Fund Receipts 2022/2023 (as at Dec-2022) (‘3)	Estimates 2023/2024 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$	J$	J$
Registration of Pharmacies and Pharmacists
Registration of Drugs	0	8,450,000	3,619,257	8,960,000	510,000
Parents Contribution toward Maintenance of Children in Children’s Home					0
Drug Permits	0	4,800,000	12,108,086	5,200,000	400,000
Miscellaneous Receipts	46,732	120,000	3,339,557	140,000	20,000
Advisory Panel on Ethics ( Research Proposal)	0	240,000	203,715	396,000	156,000

TOTAL- MINISTRY OF HEALTH	46,732	13,610,000	19,270,614	14,696,000	1,086,000

GOVERNMENT CHEMIST
Fees from Laboratory analyses	34,644	1,008,000	685,500		-1,008,000

TOTAL-GOVERNMENT CHEMIST	1,008,000	1,008,000	685,500	0	-1,008,000

MINISTRY OF CULTURE, GENDER, ENTERTAINMENT AND SPORTS
Irrevocable Order	0	8,000			-8,000
Miscelleanous Receipts	0	50,000	181,309		-50,000

TOTAL-MINISTRY OF CULTURE, GENDER, ENTERTAINMENT AND SPORTS	0	58,000	181,309	0	-58,000

MINISTRY OF AGRICULTURE AND FISHERIES
Receipts from sundry and other receipts	0	0	346,901		0
Agricultural Land Management Division		365,000	153,400	365,000	0
Miscelleanous Receipts	445,440	2,101,000	2,798,295	2,101,000	0

TOTAL- MINISTRY OF AGRICULTURE AND FISHERIES	445,440	2,466,000	3,298,596	2,466,000	0

MINISTRY OF INDUSTRY INVESTMENT AND COMMERCE
Miscelleanous Receipts	13,830	60,000	1,000	20,000	-40,000
Receipts from sundry and Other Receipt	121,000	50,000	9,016	30,000	-20,000

TOTAL- MINISTRY OF INDUSTRY INVESTMENT AND COMMERCE	134,830	110,000	10,016	50,000	-60,000

OFFICE OF THE GOVERNMENT TRUSTEE
Commission on Dividend Payment	34,644	1,839,000	996,602	2,157,000	318,000
Legal fees and charges against the Bankruptcy	0	4,378,500		3,443,000	-935,500
Miscelleanous Receipts

TOTAL- OFFICE OF THE GOVERNMENT TRUSTEE	34,644	6,217,500	996,602	5,600,000	-617,500

OFFICE OF THE SUPERVISOR OF INSOLVENCY
Insolvency Status Verification	729,000	3,801,000	2,475,000	3,951,000	150,000
Trustee Application Fee	0	40,000	0	20,000	-20,000
Trustee Licence Fee	0	60,000	0	30,000	-30,000
Trustee License Renewal	40,000	19,000	5,000	13,000	-6,000
Miscellaneous Receipts	13,900	25,000	800	10,000	-15,000

TOTAL-OFFICE OF THE SUPERVISOR OF INSOLVENCY	782,900	3,945,000	2,480,800	4,024,000	79,000

TRADE BOARD
Certification Fees	910,075	323,848,704	1,942,079	0	-323,848,704
Dealers Registration / Licensing Fees		6,185,000	19,585,827	5,449,000	-736,000
Scrap Metal	35,100	2,266,210	1,050,770	2,282,123	15,913
Car Dealers Registration	0	66,240,000	900,000	66,861,000	621,000
Collateral Letter	10,000	2,898,000	1,535,000	2,898,000	0
Letter of Transfer	87,000	910,800	187,000	910,800	0
Miscellaneous Receipts	2,518,248	40,705,020	9,975,234	44,363,626	3,658,606

TOTAL- TRADE BOARD	3,560,423	443,053,734	35,175,910	122,764,549	-320,289,185

DEPARTMENT OF COOPERATIVE AND FRIENDLY SOCIETIES

2023/2024 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2021/2022 (‘1)	Original Estimates 2022/2023 (‘2)	Fund Receipts 2022/2023 (as at Dec-2022) (‘3)	Estimates 2023/2024 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$	J$	J$
Amendment to Rules Fees	0	12,000		20,000	8,000
Registration Fees - Cooperative & Friendly Society	0	48,000		48,000	0
Registration of Special Resolution		8,000			-8,000
Arbitration	0	90,000		8,000	-82,000
Training	0			90,000	90,000
Registration of change in office to include registration of Branch Office with IP Societies
Annual Fees for IP Societies	15,000	600,000		500,000	0 -100,000
Miscellaneous Receipts	0	130,000	29,000	100,000	-30,000

TOTAL- DEPARTMENT OF COOPERATIVE AND FRIENDLY SOCIETIES	15,000	888,000	29,000	766,000	-122,000

JAMAICA INTELLECTUAL PROPERTY OFFICE
Fees for Registration of Trademark	55,226,100	109,231,300	24,894,400	97,225,300	-12,006,000
Patent fees		900,000	141,437	600,000	-300,000
Utility Models	1,005,790	50,000		50,000
Design Fees	0	725,000	160,500	435,000	-290,000
Search Fees	130,503	840,000	4,754,800	756,000	-84,000
Trade Mark Journal	7,633,750		30,800		0
Trade Mark Publication	311,400	9,555,000	1,953,600	8,192,000	-1,363,000
Geographical Indication Registration	3,273,600	30,000		30,000	0
Copyright-GDA Registration	272,100	360,000	198,200	360,000	0
Madrid Treaty Registration		125,000			-125,000
Patent Corporation Treaty Registration		900,000			0
Miscellaneous receipts	0

TOTAL- JAMAICA INTELLECTUAL PROPERTY OFFICE	67,853,243	122,716,300	32,133,737	107,648,300	-14,168,000

MINISTRY OF SCIENCE ENERGY TECHNOLOGY AND TELECOMMUNICATION
Fees- Electric Lighting Act	12,006,314	16,309,000	337,322	16,309,000	0
Fees -rental of property	0			24,461,251
Fees-Petroleum Licencing				371,000
Fee Maintenace of Property	0			77,886,201
Miscelleanous Receipts	56,884,101	110,016,000	1,846,317	593,600	-109,422,400

TOTAL-MINISTRY OF SCIENCE ENERGY TECHNOLOGY AND TELECOMMUNICATION	68,890,415	126,325,000	2,183,640	119,621,052	-109,422,400

POST AND TELECOMMUNICATION DEPARTMENT
Sales of Stamps	45,891,843	162,000,000			-162,000,000
Postage, Prepayment	64,690,882	480,000,000			-480,000,000
Commission on Money Order and Postal Orders	1,187,060	0			0
C.O.D. and Customs Clearance Fees on Parcels		2,500,000			-2,500,000
Shares of Postage on Parcels		0			0
Rental of Property	5,326,092	30,000,000			-30,000,000
Rental of Letter Boxes and Bags	8,530,048	29,000,000			-29,000,000
Terminal Dues / Postal Administrations and Airlines		0			0
Express Mail	4,180,020	18,000,000			-18,000,000
Other Postal Business	62,557,816	15,000,000			-15,000,000
Commission fees from Jamaica National Small Business	2,110,804	8,000,000			-8,000,000
Commission Fees from Ministry of Labour and Social Security for handling Welfare Payments	9,303,558	6,500,000			-6,500,000
Commission on the sale of Ministry of Water & Housing Water Tank and Water Coupons		170,000,000			-170,000,000

TOTAL- POST AND TELECOMMUNICATION DEPARTMENT	203,778,123	921,000,000			-921,000,000

2023/2024 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2021/2022 (‘1)	Original Estimates 2022/2023 (‘2)	Fund Receipts 2022/2023 (as at Dec-2022) (‘3)	Estimates 2023/2024 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$	J$	J$
MINISTRY OF TRANSPORT AND WORKS
Tender Documents	0				0
Other Receipts	23,708				0
Miscelleanous Receipts	14,946,427		77,670		0
Bluefield Guest House					0
On and Off Trailer Plates					0
De- earmarked - Civil Aviation Authority	5,463,303,618	4,495,931,702	4,368,101,962	6,603,862,000	2,107,930,298

TOTAL- MINISTRY OF TRANSPORT AND WORKS	5,478,273,753	4,495,931,702	4,368,179,632	6,603,862,000	2,107,930,298

Application for Export Permits
Library Publication
Receipts from issue of Sundry Permits	0	860,000		860,000	0
Laboratory Analysis - Metallic Minerals	0	12,000,000		4,000,000	-8,000,000
Miscellaneous Receipts	0	9,360,000	11,393	3,350,000	-6,010,000
Royalties-Bauxite	730,476,318	880,208,000	227,714,439	450,000,000	-430,208,000
Royalties-Limestone	8,504,796	22,000,000	1,961,481	12,000,000	-10,000,000
Royalties-Marble	293,897				0
Blasting Inspections	828,600	820,000	579,100	820,000	0

TOTAL- MINES AND GEOLOGY	740,103,611	925,248,000	230,266,413	471,030,000	-454,218,000

MINISTRY OF LOCAL GOVERNMENT AND RURAL DEVELOPMENT (FORMERLY MINISTRY OF LOCAL GOVERNMENT AND COMMUNITY DEVELOPMENT)
Fire Inspection Fees	0
Tender Document Fees	0				0
Repairs of Fire Hydrants					0
Permission to Host events					0
Fines					0
6% Pension Contribution - Councillors					0
Miscellaneous Receipts	3,096,762	69,000	5,375	69,000	0

TOTAL- MINISTRY OF LOCAL GOVERNMENT AND RURAL DEVELOPMENT	3,096,762	69,000	5,375	69,000	0

ESTIMATES FOR AGENCIES NOW REMOVED FROM 2023/24		3,992,380,672

MISCELLEANOUS RECEIPTS (UNCLASSIFIED)	2,483,984,672		532,277,870

TOTAL NON TAX REVENUE	94,936,696,985	65,398,700,000	43,228,458,949	65,228,522,019	4,421,042,240

TOTAL RECURRENT REVENUE	723,779,128,088	736,934,798,867	545,346,508,573	889,524,330,457	157,180,751,810

CAPITAL REVENUE
LAND SALES
Crown Property Sales					0

TOTAL-LAND SALES		0	0	0	0

LOAN REPAYMENTS
Miscellaneous	933,288,500	1,477,000,000	2,747,383,244	168,331,257	-1,308,668,743

TOTAL LOAN REPAYMENTS	933,288,500	1,477,000,000	2,747,383,244	168,331,257	-1,308,668,743

EXTRAORDINARY RECEIPTS					0
Miscelleanous	167,298,605	17,800,000,000			-17,800,000,000
PCDF Other Inflow	2,548,243,982	600,000,000	552,185,435	15,826,200,000	15,226,200,000
Proceeds from Divestment		14,114,600,000			-14,114,600,000

TOTAL-EXTRAORDINARY RECEIPTS	2,548,243,982	32,514,600,000	552,185,435	15,826,200,000	-16,688,400,000

TOTAL CAPITAL REVENUE	3,481,532,482	33,991,600,000	3,299,568,679	15,994,531,257	-17,997,068,743

GRANTS
TRANSFER FROM CAPITAL DEVELOPMENT FUND
Transfer to Current Account	135,700,000	4,908,300,000		1,283,400,000	-3,624,900,000

2023/2024 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2021/2022 (‘1)	Original Estimates 2022/2023 (‘2)	Fund Receipts 2022/2023 (as at Dec-2022) (‘3)	Estimates 2023/2024 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$	J$	J$
Transfers in lieu of Income Tax from Alumina Producers					0

Others			58,160,284		0

TOTAL- TRANSFER TO CAPITAL ACCOUNT	135,700,000	4,908,300,000	58,160,284	1,283,400,000	0

EXTERNAL GRANTS
European Union	730,862,725		1,001,157,095
Miscelleanous Grants	8,846,611,008	6,459,981,000	77,500,000		-6,459,981,000
Other Grants			2,958,070,985	6,591,107,000	6,591,107,000

TOTAL EXTERNAL GRANTS	9,577,473,733	6,459,981,000	4,036,728,080	6,591,107,000	131,126,000

TOTAL GRANTS	9,713,173,733	11,368,281,000	4,094,888,364	7,874,507,000	131,126,000

EXTERNAL LOANS

Multilateral
Loans to be raised under Act 39 of 1964
World Bank Loans					0
Inter-American Development Bank	15,316,736,741	4,715,400,000	656,918,000
USAID	0				0
Caribbean Development Bank	0				0
European Union
World Bank/IDB	5,265,521,000		3,071,790,000		0
IFID	0				0
OECF/USAID
OPEC	0				0
OECF	0				0
IMF	24,975,044,325			60,330,794,766	60,330,794,766
IBRD	10,558,950,865		752,770,000		0
Other	425,986,000	27,367,100,000	260,350,000		-27,367,100,000

Total Multilateral Loans	56,542,238,930	32,082,500,000	4,741,828,000	60,330,794,766	32,963,694,766

Bilateral
Government of China	16,450,503,000		9,363,298,000
Government of Germany	0
JBIC	0
Kuwait	0
Saudi	0
PL480	0
Other	0		2,599,878,000

Other Loans	0
Capital Market	0
Other	0		2,832,199,000	17,066,369,000

Total Bilateral Loans	16,450,503,000	0	14,795,375,000	17,066,369,000	0

TOTAL-EXTERNAL LOANS	72,992,741,930	32,082,500,000	19,537,203,000	77,397,163,766	32,963,694,766

DOMESTIC LOANS
Local Commercial Banking Sector	0		25,271,897,516
Benchmark Notes & Treasury Bills	53,652,708,961	92,047,600,000	23,654,704,002	62,075,307,000	-29,972,293,000
Indexed Bonds & US$ Loans	0		154,412,541		0
other	35,328,049,214		10,058,423,316		0

TOTAL- DOMESTIC LOANS	88,980,758,174	92,047,600,000	33,867,539,858	62,075,307,000	-29,972,293,000

TOTAL LOANS	161,973,500,105	124,130,100,000	53,404,742,858	139,472,470,766	2,991,401,766

RECURRENT REVENUE
Tax Revenue	626,358,446,431	671,536,098,867	501,585,771,754	824,295,808,438	152,759,709,571
Non Tax Revenue	94,936,696,985	65,398,700,000	43,760,736,819	65,228,522,019	-170,177,981
CAPITAL REVENUE	3,481,532,482	33,991,600,000	3,299,568,679	15,994,531,257	-17,997,068,743
GRANTS					0
Transfer from Capital Development Fund	135,700,000	4,908,300,000	58,160,284	1,283,400,000	-3,624,900,000
External Grants	9,577,473,733	6,459,981,000	4,036,728,080	6,591,107,000	131,126,000
LOANS					0
External Loans	72,992,741,930	32,082,500,000	19,537,203,000	77,397,163,766	45,314,663,766
Domestic Loans	88,980,758,174	92,047,600,000	33,867,539,858	62,075,307,000	-29,972,293,000

TOTAL	896,463,349,735	906,424,779,867	606,145,708,474	1,052,865,839,480	146,441,059,613

2023-2024 JAMAICA BUDGET

STATEMENT III

Summary of Revenue Estimates and Estimates of Expenditure for the Year 2023-2024

$‘000

RECURRENT

REVENUE
Estimates,
2023/2024

I RECURRENT REVENUE
Customs	63,514,530,000
Income Tax	251,829,621,669
Stamp Duties	13,074,113,729
Motor Vehicle Licences(Motor Vehicle Act)	5,891,877,908
Other Licences	286,956,624
Travel Tax	28,674,790,000
Betting, Gaming and Lotteries-Duties, Fees and Levies	9,761,888,087
Education Tax	38,535,301,350
Contractors Levy	2,667,126,735
General Consumption Tax	249,466,419,090
Special Consumption Tax	96,676,440,000
Environmental Levy	5,765,308,500
Telephone Call Tax	3,380,679,750
Guest Accomodation Room Tax	2,706,096,435
Minimum Business Tax	—
Quarry Tax	79,380,000
Import Licences-Trade Board	327,036,504
Telecommunication Licences	1,605,086,280

TOTAL TAX REVENUE	774,242,652,660

NON-TAX REVENUE	65,404,927,400

SUBTOTAL NON TAX REVENUE	65,404,927,400

TRANSFERS FROM CAPITAL DEVELOPMENT FUND	—

TOTAL RECURRENT REVENUE	839,647,580,061

EXPENDITURE
Estimates,
2023/2024

RECURRENT EXPENDITURE
His Excellency the Governor-General and Staff	445,342,000
Houses of Parliament	1,492,637,000
Office of the Public Defender	397,925,000
Auditor General	1,210,325,000
Office of the Services Commissions	505,911,000
Office of the Children’s Advocate	372,207,000
Independent Commission of Investigations	908,786,000
Integrity Commission	1,255,241,000
Independent Fiscal Commission	261,052,000
Office of the Prime Minister	10,740,456,000
Office of the Cabinet	1,176,554,000
Ministry of Tourism	12,037,068,000
Ministry of Economic Growth and Job Creation	21,662,865,000
Ministry of Finance and Public Service	432,665,130,000
Ministry of National Security	117,140,673,000
Ministry of Legal and Constitutional Affairs	875,397,000
Ministry of Justice	14,334,947,000
Ministry of Foreign Affairs and Foreign Trade	5,842,136,000
Ministry of Labour and Social Security	16,977,027,000
Ministry of Education, Youth and Education	147,410,769,000
Ministry of Health and Wellness	119,198,916,000
Ministry of Culture, Gender, Entertainment and Sport	5,361,112,000
Ministry of Agriculture and Fisheries	14,035,828,000
Ministry of Industry, Investment and Commerce	6,472,864,000
Ministry of Science, Energy and Technology	11,386,724,000
Ministry of Transport and Mining	16,354,350,000
Ministry of Local Government and Rural Development	21,854,816,000

GROSS TOTAL	982,377,058,000

Less Appropriations-In-Aid	36,077,303,000

TOTAL RECURRENT EXPENDITURE	946,299,755,000

2023-2024 JAMAICA BUDGET

STATEMENT III

Summary of Revenue Estimates and Estimates of Expenditure for the Year 2023-2024

$‘000

CAPITAL

REVENUE

Estimates, 2023/2024

CAPITAL REVENUE
Land Sales	—
Loan Repayments	1,521,310,000
Extraordinary Receipts: Miscelleanous	16,882,559,066

Subt Total Capital Revenue	18,403,869,066

External Loans

(A) Multilateral

World Bank Loans	—
Inter-American Development Bank	—
USAID	—
Caribbean Development Bank	—
European Union	—
World Bank/IDB	—
IFID	—
OECF/USAID	—
OPEC	—
OECF	—
IMF	—
IBRD	—
Other	—

Total Multilateral	—

(B) Bilateral

Government of China	—
Government of Germany	—
JBIC	—
Kuwait	—
Saudi	—
PL480	—
Other	—

Total Bilateral	—

(C ) Capital Market

Total External Loans	—

Domestic Loans

(D) Benchmark Notes & Treasury Bills	90,879,295,000

(E) Other

Total Domestic Loan	90,879,295,000

Total External and Domestic Loans	90,879,295,000

EXPENDITURE

Estimates, 2023/2024

CAPITAL EXPENDITURE
Office of the Prime Minister	3,734,943,000
Ministry of Economic Growth and Job Creation	33,012,991,000
Ministry of Finance and Public Service	12,703,152,000
Ministry of National Security	5,936,000,000
Ministry of Justice	108,776,000
Ministry of Education and Youth	1,553,336,000
Ministry of Health and Wellness	6,428,704,000
Ministry of Agriculture and Fisheries	7,215,476,000
Ministry of Industry, Investment and Commerce	810,000,000
Ministry of Science, Energy and Technology	967,174,000
Ministry of Transport and Mining	689,400,000
Ministry of Local Government and Rural Development	2,212,938,000

GROSS TOTAL	75,372,890,000

Less Appropriations-In-Aid

TOTAL CAPITAL EXPENDITURE	75,372,890,000

2023-2024 JAMAICA BUDGET

STATEMENT III

Summary of Revenue Estimates and Estimates of Expenditure for the Year 2023-2024

$‘000

SUMMARY

REVENUE

—
Tax and Non Tax Revenue	839,647,580,061
Capital Revenue	18,403,869,066
Transfer from Capital Development Fund	—
90,879,295,000
Loan Funds ( Raised and to be Raised)	—

TOTAL RECEIPTS	948,930,744,127

EXPENDITURE

Recurrent Estimates	946,299,755,000
Capital Estimates	75,372,890,000

TOTAL EXPENDITURE	1,021,672,645,000

2023-2024 JAMAICA BUDGET

STATEMENT IV

Statement of the Financing of the Estimates of Expenditure for the Year 2023-2024

Recurrent Revenue
Taxation Revenue	774,242,652,660.34
Non-Tax Revenue	65,404,927,400.31
Transfer from the Capital Development Fund	—

TOTAL	839,647,580,060.65

Current Account Surplus
Capital Revenue

Loan Funds

(A) External Loans

(i) Multilateral	—
(ii) Bilateral	—
(iii) Other

Total External Loans	—

(B) Domestic Loans	90,879,295,000.00

TOTAL LOAN FUNDS	90,879,295,000.00

TOTAL	930,526,875,060.65

Recurrent Expenditure
Consolidated Fund Charges	310,638,168,000
Voted Expenditure	635,661,587,000
Current Account Surplus

TOTAL	946,299,755,000

CAPITAL EXPENDITURE

Consolidated Fund Charges
Voted Expenditure	75,372,890,000
Deficit / Surplus

TOTAL	1,021,672,645,000

2023-2024 JAMAICA BUDGET

STATEMENT V

STATEMENT OF STATUTORY EXPENDITURE CHARGED

TO THE CONSOLIDATED FUND

Head No.	Head of Estimates	Particulars of Service	Amount	Statutory Authority
01000	His Excellency the Governor- General and Staff	Emoluments of the Governor-General and his personal staff as well as general expenditure affiliated to the office of the Governor-General	318,255,000.0	Section 12 of the Governor-General (Expenditure, Personal Staff, Tax Exemptions and Pensions) Act.

02000	Houses of Parliament	Salaries and Allowances of the Clerk and Deputy Clerk of the Senate and the House of Representatives.	19,780,000.0	Section 47 (8) of the Constitution of Jamaica.

03000	Office of the Public Defender	Salary and Allowances of the Public Defender.	22,886,000.0	Section 9 of the Public Defender Interim Act 33/1999

05000	Auditor General	Salary of the Auditor General	18,539,000.0	Section 120–122 of the Constitution of Jamaica; Section 25–36 of the Financial Administration and Audit Act.

06000	Office of the Services Commissions	Salaries and Allowances of the Chairman and members of the Public Service Commissions.	18,623,000.0	Section 124 (8) of the Constitution of Jamaica.

07000	Office of the Children’s Advocate	Salary of the Children’s Advocate	18,083,000.0	The Child Care and Protection Act, First Schedule

08000	Independent Commission of Investigations	Salary of the Commissioner	16,490,000.0	The Independent Commission of Investigations Act, First Schedule

09000	Integrity Commission	Salaries and Allowances for the Commissioners of the Integrity Commission	38,600,000.0	Section 22 of the Integrity Commission Act

10000	Independent Fiscal Commission	Salary of the Commissioner	15,792,000.0	Section 8 of the Independent Fiscal Commission Act

20017	Public Debt Servicing (Amortisation)	Payment for the amortisation of loans raised by the Government of Jamaica.	125,452,029,000.0	Section 119 of the Constitution of Jamaica

20018	Public Debt Servicing (Interest Payments)	Payment of interest, service charges and commitment fees in respect of the public debt of Jamaica.	155,157,521,000.0	Section 119 of the Constitution of Jamaica.

20019	Pensions	Public Officers Pensions, Gratuities and Monthly Allowances granted in pursuance of the provisions of the Pensions Act.	9,714,813,000.0	Section 4 of the Pensions Act.

		Jamaica Defence Force Pension	2,420,100,000.0	Defence (Retired, Pay Pensions and other Grants) Regulation, 1962

		Payment of Pensions and Gratuities to Teachers in accordance with the Pensions Act	10,331,825,000.0	The Pensions (Teachers) Act.

		Payment of Pensions, Gratuities or other allowances to Sub-Officers and Constables of the Police Force in accordance with the Constabulary Force Act	4,588,234,000.0	Constabulary Force Act.

		Payment of retiring allowances, Widows’ allowances or gratuity to legislators in accordance with the provisions of the Retiring Allowance (Legislative Service) Act, and/or The Pensions (Prime Minister) Act.	255,046,000.0	Section 12 of the Retiring Allowances (Legislative Service) Act and Section 7 of the Pensions (Prime Minister) Act.

2023-2024 JAMAICA BUDGET

STATEMENT V

STATEMENT OF STATUTORY EXPENDITURE CHARGED

TO THE CONSOLIDATED FUND

Head No.	Head of Estimates	Particulars of Service	Amount	Statutory Authority
		Refund of Family Benefits Contributions in accordance with the Provisions of the Pensions (Civil Service Family Benefits) Act.	53,974,000.0	Section 10 of the Pensions (Civil Service Family Benefits) Act.

		Payment of Pensions in accordance with the Provisions of the Pensions (Civil Service Family Benefits) Act.	646,511,000.0	Pensions (Civil Service Family Benefits) Act.

		Payment of Pensions to retired Parish Councillors and/or their widows in accordance with the provisions of the Retiring Allowances (Parish Councillors) Act	91,189,000.0	Parish Councillors Act 2005

		Payment of Pensions to the retired members of the Electoral Commission and their widows	69,488,000.0	The Pensions Act

		Payment of Pensions to the retired Ombudsmen and their widows.	11,000,000.0	The Ombudsman Act

		Governor-General’s Pension	22,300,000.0	Governor General Act

		Payment of Pensions to the retired Contractor General and his widow in accordance with the Contractor General Act.	12,500,000.0	The Contractor General Act

		Jamaica Agricultural Society Pensions	6,857,000.0	Provident Fund Act

		Payment of Pensions to the former employees, Jamaica Railway Corporation.	237,209,000.0	Jamaica Railway Corporation (Pensions) Regulations

		Total Pensions	28,461,046,000.0

28025	Director of Public Prosecutions	Payment of Salary to the Director of Public Prosecutions	14,600,000.0	Section 95 (2) of the Constitution of Jamaica

28058	Judiciary	Payment of Salaries to the Judges of the Court of Appeal and the Supreme Court	1,065,924,000.0	Section 107 (1) of the Constitution of Jamaica

		Total	310,638,168,000.0

Government of Jamaica

Financial Statements of the Consolidated Fund

Year ended March 31, 2023

For Presentation to the Houses of Parliament

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Year Ended March 31, 2023

Table of Contents

FOREWORD	18
STATEMENT OF RESPONSIBILITY	18
BASIS OF PREPARATION	18
STATEMENT OF COMPLIANCE	18
ACCOUNTING CONVENTION	19
REPORTING AND BUDGET PERIOD	19
REPORTING CURRENCY	19
SIGNIFICANT ACCOUNTING POLICIES	19
FOREIGN CURRENCY	19
PERFORMANCE ANALYSIS	20
Figure 1 – GOJ Consolidated Fund Receipts by Tax Types as at March 31, 2023	22
Figure 2 – GOJ Consolidated Fund Receipts Year on Year Comparative Report	23
Figure 3 – Capital Issues from the Consolidated Fund for year ended March 31, 2023	24
Figure 4 – Recurrent Issues from the Consolidated Fund for year ended March 31, 2023	25
Statement I - Receipts and Payments of the Consolidated Fund	26
Statement II - Statement of Financing	28
Statement III – Statement of Receipts of the Consolidated Fund Compared with Estimates	29
Statement IV - Statement of Expenditure Compared with Issues from the Consolidated Fund	31
Statement V - Statement of Consolidated Fund Balances	33
Statement VI - Statement of Cash Flows	34
Statement VII - Statement of Transfers from the Capital Development Fund	36
Statement VIII - Contingencies Fund	37
Statement IX – Local (Internal) and Foreign (External) Debt	38
Notes to the Financial Statements	40

FOREWORD

Section 114 of the Jamaica Constitution gives the authority for the establishment of a Consolidated Fund into which shall be paid all revenues of Jamaica. Section 15 (2) of the Financial Administration and Audit (FAA) Act indicates that the Accountant General shall be the custodian of this Consolidated Fund with Section 15 (4) of the Act mandating that “The Accountant General shall submit to the Minister such statements of account on the financial position of the Consolidated Fund, at such times and in such form as the Minister may require”.

The Consolidated Fund Principal Bank Account

This is the primary account to which government revenue is deposited and from which expenditure is withdrawn. Withdrawals from this account are made on the authority of a Warrant against the approved budget and all withdrawals must be authenticated by the Auditor General. The Consolidated Fund Principal Bank Account is domiciled at the Bank of Jamaica (BOJ) and is denominated in both Jamaican and United States Dollars.

The Accountant General’s Department has the responsibility for the management of Government’s cash resources through the Central Treasury Management System (CTMS), which allows for greater visibility to optimize cash, control bank accounts and manage liquidity.

STATEMENT OF RESPONSIBILITY

Under Section 15 (4) of the Financial Administration and Audit (FAA) Act, the Accountant General is responsible for submitting to the Minister, the statements of account on the financial position of the Consolidated Fund as prescribed in Section 24G of the Act.

The Financial Statements of the Consolidated Fund of Jamaica for the year ended March 31, 2023, have been prepared by the Accountant General and have been submitted to the Minister for tabling.

BASIS OF PREPARATION

The Financial Statements have been prepared by consolidating the records of all receipts and payments through the Consolidated Fund in accordance with the approved budget for the year ended March 31, 2023.

STATEMENT OF COMPLIANCE

The Financial Statements have been prepared in accordance with the Financial Administration and Audit Act and relevant Regulations.

ACCOUNTING CONVENTION

These Financial Statements have been prepared in accordance with the Government of Jamaica’s (GOJ’s) cash basis of accounting which recognizes transactions and events only when cash is received or paid by the Treasury. The Treasury continues to take active steps to present the Financial Statements of the Consolidated Fund in compliance with the requirements of Cash Basis International Public Sector Accounting Standards (IPSAS).

REPORTING AND BUDGET PERIOD

The reporting and budget period of these Financial Statements is the financial year ended March 31, 2023 with comparative data for the year ended March 31, 2022.

REPORTING CURRENCY

The functional and reporting currency of these Financial Statements is Jamaican dollar (J$).

SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Revenue, which includes Government to Government transfers, is recognized at the time money is received in the Consolidated Fund. Revenue is recognized on a gross basis and any transaction costs are separately recorded. All receipts are recorded when received regardless of the period to which the transaction relates.

Expenditure Recognition

Expenditure is recognized as Warrant issues, these represent monies transferred from the Consolidated Fund.

FOREIGN CURRENCY

Foreign currency transactions are recorded at the prevailing rates of exchange at the date of the transaction, as advised by the BOJ. Cash balances of the Consolidated Fund Accounts held in foreign currency are reported using the BOJ weighted average rate at the reporting date.

PERFORMANCE ANALYSIS

Actual Issues of Revenue and Expenditure of the Consolidated Fund compared with Revenue and Expenditure Estimates

	Revised		Actual	Approved		Actual
	Estimates	Actual	vs. Budget	Estimates	Actual	vs. Budget
	2023	2023	2023	2022	2022	2022
	J$’000	J$’000%		J$’000	J$’000%
Receipts	974,675,515	959,195,948	-2%	807,322,708	892,653,286	11%

Taxation	771,481,782	746,357,850	3%	572,461,289	626,358,446	9%
Non-Taxation	67,172,025	67,252,863	0.12%	94,185,200	92,632,981	-2%
Capital Transfer	1,211,851	0	-100%	148,700	0	-100%
Treasury Bills	0	20,754,980	100%	0	22,142,331	100%
Capital	11,121,157	11,110,171	-0.10%	10,221,919	13,226,305	29%
External Loans	24,503,700	26,706,674	8%	40,326,100	72,992,742	81%
Domestic Loans	99,185,000	75,761,411	-31%	89,979,500	53,652,709	-40%
Other	0	11,251,999	100%	0	11,647,772	100%

Payments	1,002,555,425	991,636,838	-1.09%	893,048,002	885,927,777	0.80%

Statutory Recurrent	342,761,519	342,088,156	-0.20%	325,837,165	325,698,792	-0.04%
Recurrent	601,762,698	595,454,117	-1.06%	513,009,519	509,397,623	-0.70%
Capital	58,031,208	54,094,565	-7.30%	54,201,318	50,831,362	-6.22%
Treasury Bills	0	0	0%	0	0	0%

Receipts

There was a deficit of $32,489 billion between Receipts and Payments recorded for the year 2022/2023 (2022: surplus of $6.73 billion) as reflected in the Statement of Financing (Statement II). Actual receipts underperformed by -2%.

Taxation remains the largest contributor to total revenue and accounted for 78% of total receipts, followed by non-tax receipts and external loans which accounted for 7% and 3%, respectively.

Payments

The largest category of payment was recurrent expenditure which accounted for 60% of actual warrant issues made from the Consolidated Fund followed by statutory recurrent expenditure with 35%.

Actual payment issued was $992 billion compared with the Estimates of $1.002 billion.

Comparative Performance

Receipts

Receipts lodged to the Consolidated Fund increased by $66 billion (7%) when compared with 2021/22 financial year. This was mainly due to increases in business economic activities which positively impacted tax collection during the reporting period.

Payments

There was an increase in the issues made from the Consolidated Fund by $106 million (11%) in comparison with the 2021/22 financial year.

Graphical Presentations of Receipts and Payments of the Consolidated Fund

Figure 1 – GOJ Consolidated Fund Receipts by Tax Types as at March 31, 2023

Consolidated Fund Receipts by Tax Types
1%
9%
13%
34%
31%
6%
3%
1%
2%
Customs
Income Tax
Stamp Duties
Motor Vehicle Licences
Travel Tax
Education Tax
General Consumption Tax
Special Consumption Tax
Environmental Levy

Figure 2 – GOJ Consolidated Fund Receipts Year on Year Comparative Report

Figure 3 – Capital Issues from the Consolidated Fund for year ended March 31, 2023

Figure 4 – Recurrent Issues from the Consolidated Fund for year ended March 31, 2023

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement I - Receipts and Payments of the Consolidated Fund

Year Ended March 31, 2023

(Expressed in Jamaican dollars unless otherwise specified)

		2023	2022
	Notes	J$ 000	J$’000
RECEIPTS
RECURRENT REVENUE
Taxation Revenue		746,357,850	626,358,446
Non-Tax Revenue		67,252,863	92,632,981

		813,610,713	718,991,427
CAPITAL REVENUE
Loans		2,199,461	933,288
Extraordinary Receipts (incl. Grants)		5,570,287	0
Other Grants: Petrocaribe Development Fund		3,186,077	2,715,543
Other Grants		154,346	9,577,474

		11,110,171	13,226,305
DOMESTIC LOANS
Benchmark Notes		75,761,411	53,652,709

EXTERNAL LOANS
Multilateral		8,036,551	56,542,239
Bilateral		18,670,123	16,450,503
Capital Markets		0	0

		26,706,674	72,992,742
OTHER RECEIPTS
Unrealized foreign exchange gains		(398,856)	3,157,974
Treasury Bill Issued		20,754,980	22,142,331
Surrender Balance		11,251,999	11,647,772
Other		48,417	8,520
Cash Balance as at April 1	1.1	83,408,924	73,613,988

		115,065,464	110,570,585

Total		1,042,254,433	969,433,768

Statement I – Receipts and Payments of the Consolidated Fund (Cont’d)

		2023	2022
	Notes	$’000	J$’000
RECURRENT EXPENDITURE
Statutory Expenditure		342,088,156	325,698,792
Voted Expenditure		595,454,117	509,397,623

		937,542,273	835,096,415

CAPITAL EXPENDITURE
Voted Expenditure		54,094,565	50,831,362

		54,094,565	50,831,362

OTHER PAYMENTS
Other Payments		48,306	5
Refund from Consolidated Fund	1.3	1,868	97,062
Cash Balance as at March 31	1.2	50,567,421	83,408,924

		50,617,595	83,505,991

Total		1,042,254,433	969,433,768

Anya Jones, FCCA

Accountant General

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement II - Statement of Financing

Year Ended March 31, 2023

(Expressed in Jamaican dollars unless otherwise specified)

		2023	2022
	Notes	$’000	$’000
RECURRENT ACCOUNT
Recurrent Revenue		813,610,713	718,991,427
Recurrent Expenditure		(937,542,273)	(814,242,118)

		(123,931,560)	(95,250,691)
Miscellaneous Charges		(8,071)	(6)
Balances Surrendered		11,251,999	11,647,772

(Deficit)/Surplus		(112,687,632)	(83,602,925)

CAPITAL ACCOUNT
Capital Revenue		11,110,171	13,226,305
Capital Transfers		0	0
Capital Expenditure		(54,094,565)	(50,831,362)

Deficit		(42,984,394)	(37,605,057)

Net (Deficit)		(155,672,026)	(121,207,982)

Net Treasury Bills Issued		20,754,980	1,288,035

Financing Requirement		(134,917,046)	(119,919,947)

Financing
Domestic Notes		75,761,411	53,652,709
External Borrowing		26,706,674	72,992,742

		102,468,085	126,645,451

Net Surplus/(Deficit)	2.1	(32,448,961)	6,725,504
Financed From:
Opening Cash Balance at April 1	1.1	83,408,924	73,613,988
Refund from Consolidated Fund	1.3	(1,868)	(97,062)
Refund from the Central Payment Account	1.4	(40,235)	0
Other		48,417	8,520
Unrealized foreign exchange gains		(398,856)	3,157,974

Closing Cash Balance at March 31	1.2	50,567,421	83,408,924

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement III – Statement of Receipts of the Consolidated Fund Compared with Estimates

Year Ended March 31, 2023

(Expressed in Jamaican dollars unless otherwise specified)

		Revised
		Estimates	Receipt	Estimates	Receipt
		2023	2023	2022	2022
	Notes	$’000	$’000	$’000	$’000
Tax Revenue:
Customs		62,866,353	60,650,103	47,200,479	52,169,363
Income Tax		229,908,837	244,884,739	166,511,867	188,866,039
Stamp Duties		12,002,796	11,810,043	7,453,052	9,407,197
Motor Vehicle Licences		5,708,570	5,364,076	4,745,651	5,306,224
Other Licences		3,268,800	708,799	610,748	62,267
Travel Tax		25,872,237	25,134,914	4,880,720	15,432,824
Betting, Gaming and Lotteries		8,556,256	11,391,577	7,333,722	8,125,668
Education Tax		43,467,683	40,338,126	34,219,754	34,122,884
Contractors Levy		2,773,320	14,176,756	2,119,444	2,083,405
General Consumption Tax		264,005,201	220,191,936	203,317,337	211,413,948
Special Consumption Tax		100,019,036	94,793,535	83,987,786	84,894,768
Environmental Levy		6,425,036	6,692,610	4,214,402	5,332,784
Telephone Call Tax		3,197,756	3,200,484	3,354,651	3,432,115
Guest Accommodation Room Tax		3,206,608	3,057,723	645,600	2,229,490
Minimum Business Tax		97,346	130,382	0	142,016
Quarry Tax		105,947	110,066	84,186	86,359
Import Licences-Trade Board		0	341,463	304,930	310,048
Telecommunication Licences		0	3,370,816	1,476,960	2,931,911
Hotel Licence Duty		0	9,702	0	9,136

Total Tax Revenue	3.1	771,481,782	746,357,850	572,461,289	626,358,446

Non-Tax Revenue	3.2	67,172,025	67,252,863	94,185,200	92,632,981

TOTAL RECURRENT REVENUE		838,653,807	813,610,713	666,646,489	718,991,427

Statement III – Statement of Receipts of the Consolidated Fund Compared with Estimates (Cont’d)

		Revised
		Estimates	Receipt	Estimates	Receipt
		2023	2023	2022	2022
	Notes	$’000	$’000	$’000	$’000
Capital Revenue
Loan Repayments		190,258	2,199,461	96,419	933,288
Grants		0	5,570,287	2,816,000	9,577,474
Other Grants-Petrocaribe Development Fund		4,134,300	3,340,423	4,348,700	2,715,543
Miscellaneous Grants		6,796,599	0	2,960,800	0

Total Capital Revenue	3.3	11,121,157	11,110,171	10,221,919	13,226,305

Capital Transfers		1,211,851	0	148,700	0

Total Capital and Recurrent Revenue		850,986,815	824,720,884	677,017,108	732,217,732

LOAN RECEIPTS
External Loans:
Multilateral		24,503,700	8,036,551	22,302,000	56,542,239
Bilateral		0	18,670,123	18,024,100	16,450,503
Total External Loan Receipts	3.4	24,503,700	26,706,674	40,326,100	72,992,742

Domestic Loans:
Local Commercial Banking Sector:
Benchmark Notes		99,185,000	75,761,411	89,979,500	53,652,709
Treasury Bills		0	20,754,980	0	22,142,331

Total Domestic Loans	3.5	99,185,000	96,516,391	89,979,500	75,795,040

Total Loan Receipts		123,688,700	123,223,065	130,305,600	148,787,782
Surrendered Balances	3.6	0	11,251,999	0	11,647,772

TOTAL REVENUE		974,675,515	959,195,948	807,322,708	892,653,286

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement IV - Statement of Expenditure Compared with Issues from the Consolidated Fund

Year Ended March 31, 2023

(Expressed in Jamaican dollars unless otherwise specified)

		Estimates	Issues	Estimates	Issues
		2023	2023	2022	2022
	Notes	$’000	$’000	$’000	$’000
RECURRENT EXPENDITURE

Statutory Recurrent Expenditure
Public Debt Charges		151,194,816	151,194,816	136,422,552	136,422,552
Public Debt Servicing (Amortization)		162,622,556	161,973,315	161,285,603	161,285,603
Other Statutory Expenditure		28,944,147	28,920,025	28,129,010	27,990,637

Total Statutory Recurrent	4.1	342,761,519	342,088,156	325,837,165	325,698,792

Voted Expenditure
His Excellency the Governor-General & Staff		124,788	121,180	100,567	88,604
Houses of Parliament		1,428,632	1,339,379	1,310,063	1,196,800
Office of the Public Defender		278,688	266,726	143,642	143,642
Auditor General		1,179,492	1,164,111	946,886	920,364
Office of the Services Commissions		497,406	420,152	362,660	334,673
Office of the Children’s Advocate		308,203	267,411	211,855	199,665
Independent Commission of Investigations		846,464	720,195	533,835	525,802
Integrity Commission		1,475,946	1,260,314	1,131,354	915,507
Office of The Prime Minister		10,851,399	10,770,585	8,149,002	8,109,785
Office of The Cabinet		1,013,293	1,008,975	779,598	708,135
Ministry of Tourism		12,247,680	12,247,680	11,085,774	11,038,210
Ministry of Economic Growth and Job Creation		19,795,952	19,177,122	14,397,113	13,807,053
Ministry of Finance and the Public Service		61,054,442	58,800,687	76,703,361	75,908,741
Ministry of Housing, Urban Renewal, Environment and Climate Change		0	0	2,387,535	2,387,535
Ministry of National Security		115,564,349	114,973,707	88,230,320	88,214,150
Ministry of Legal and Constitutional Affairs		728,558	636,277	90,837	90,837
Ministry of Justice		11,246,546	10,789,819	8,978,520	8,772,175
Ministry of Foreign Affairs and Foreign Trade		5,607,550	5,607,550	4,518,457	4,518,457

Statement IV - Statement of Expenditure Compared with Issues from the Consolidated Fund (Cont’d)

		Estimates	Issues	Estimates	Issues
		2023	2023	2022	2022
	Notes			$’000	$’000
Ministry of Labour and Social Security		19,024,278	18,614,146	18,657,458	18,415,329
Ministry of Education and Youth		144,642,669	144,436,295	121,156,751	121,124,083
Ministry of Health & Wellness		121,111,869	120,989,724	100,333,883	100,306,327
Ministry of Culture, Gender, Entertainment and Sport		5,447,125	5,169,665	3,882,947	3,762,449
Ministry of Agriculture and Fisheries		12,066,885	12,066,885	8,906,943	8,906,943
Ministry of Industry, Investment & Commerce		5,501,932	5,484,312	3,777,891	3,539,205
Ministry of Science, Energy & Technology		9,393,925	9,026,517	5,583,039	5,261,945
Post and Telecommunication Dept.		3,118,626	3,093,712	2,399,520	2,258,131
Ministry of Transport and Mining		15,823,286	15,940,128	11,908,610	11,885,114
Ministry of Local Govt. and Rural
Development		21,382,715	21,060,863	16,341,098	16,057,962

Total Voted Recurrent	4.2	601,762,698	595,454,117	513,009,519	509,397,623

Total Recurrent		944,524,217	937,542,273	838,846,684	835,096,415

Voted Capital Expenditure
Office of The Prime Minister		3,629,806	3,138,305	4,970,247	4,622,875
Ministry of Economic Growth and Job Creation		34,268,494	33,467,665	28,308,109	27,412,156
Ministry of Finance and the Public Service		3,481,527	3,305,581	4,186,615	3,868,391
Ministry of Housing, Urban Renewal, Environment and Climate Change		0	0	117,072	117,072
Ministry of National Security		3,841,153	3,504,257	8,003,269	7,833,324
Ministry of Justice		146,500	146,500	560,000	552,180
Ministry of Labour and Social Security		0	0	169,930	168,031
Ministry of Education and Youth		414,765	365,490	768,403	401,243
Ministry of Health & Wellness		3,866,579	3,335,098	2,217,624	2,031,134
Ministry of Agriculture and Fisheries		4,332,122	3,477,202	1,503,542	1,012,505
Ministry of Industry, Investment and Commerce		710,230	596,576	349,697	266,333
Ministry of Science, Energy and Technology		378,282	238,390	741,460	543,142
Ministry of Transport & Mining		1,178,912	807,000	0	0
Ministry of Local Government and Rural Development		1,782,838	1,712,501	2,305,350	2,002,976

Total Voted	4.3	58,031,208	54,094,565	54,201,318	50,831,362

Total Capital		58,031,208	54,094,565	54,201,318	50,831,362

Total Issues from the Consolidated Fund		1,002,555,425	991,636,838	893,048,002	885,927,777

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement V - Statement of Consolidated Fund Balances

Year Ended March 31, 2023

(Expressed in Jamaican dollars unless otherwise specified)

		2023	2023	2022	2022
	Notes	$’000	$’000	$’000	$’000
GENERAL REVENUE BALANCES
A. RECURRENT REVENUE
Recurrent Revenue		813,610,713		718,991,427
Recurrent Expenditure		(937,542,273)		(814,242,118)

Net Recurrent Revenue			(123,931,560)		(95,250,691)

B. CAPITAL REVENUE
Capital Revenue		11,110,171		13,226,305
Capital Transfers		0		0

		11,110,171		13,226,305

C. LOAN FUND BALANCES
(i) Long Term Loans:
(a) External Loans Raised		26,706,674		72,992,742
(b) Internal Loans Raised		75,761,411		53,652,709

		102,468,085		126,645,451

Capital Revenue & Loan Fund Balances (B+C)		113,578,256		139,871,756

Capital Expenditure		(54,094,565)		(50,831,362)

Deficit on Capital Transactions & Loan Receipt			59,483,691		89,040,394

Total Deficit Capital + Recurrent			(64,447,869)		(6,210,297)

Add:
(i) Net Treasury Bills Issued		20,754,980		1,288,035
(ii) Opening Cash Balance		83,408,924		73,613,988
(iii) Other payments		(42,103)		(6)
(iv) Other receipts		48,417		8,520
(v) Unrealized foreign exchange gains		(398,856)		3,157,974
(vi) Refund from the Central Payment Account		(8,071)		(97,062)
(vii) Surrendered Balances		11,251,999		11,647,772

			115,015,290		89,619,221

Cash Balance in Consolidated Fund			50,567,421		83,408,924

Adjusted Cash Balance March 31, 2023	5		50,567,421		83,408,924

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement VI - Statement of Cash Flows

Year Ended March 31, 2023

(Expressed in Jamaican dollars unless otherwise specified)

		2023	2022
	Notes	J$ 000	J$’000
Cash Flows from Operating Activities:
Receipts:
Taxation Revenue		746,357,850	626,358,446
Non-Tax Revenue		67,252,863	92,632,981
Grants		5,570,287	12,293,017
Surrendered Balances		11,251,999	11,647,772
Other		48,417	8,521

Total Receipts from Operating Activities		830,481,416	742,940,737

Payments:
Employee Costs Salaries		343,050,523	243,255,767
Employee Costs Travelling		9,497,449	21,849,687
Superannuation		41,281,415	39,013,045
Suppliers		88,053,036	70,484,977
Interest Paid		151,550,811	136,422,573
Grants, Contributions and Subsidies		99,099,551	99,744,352
Capital Goods Purchases		46,029,149	47,521,283
Other Payments		49,916,129	66,350,490

Total Payments		828,478,063	724,642,174

Net Cash from Operating Activities		2,003,353	18,298,563

Cash Flows from Financing Activities
Proceeds from Borrowings		26,706,674	72,992,742
Repayment of Borrowings		(161,973,315)	(140,431,306)
Repayment of Other Loans		(1,185,460)
Repayment of GOJ Guaranteed Loan		5,539,884	933,288
Domestic Benchmark Notes		75,761,411	53,652,709
Treasury Bills Issued		20,754,980	22,142,331
Treasury Bills Redeemed		(0)	(20,854,297)
Other		(50,174)	(97,068)

Net cash from Financing Activities		(34,446,000)	(11,661,601)

Statement VI - Statement of Cash Flows (Cont’d)

		2023	2022
	Notes	J$ 000	J$’000
Net increase/(decrease) in Cash		(32,442,647)	6,636,962
Cash at Beginning of Period		83,408,924	73,613,988
Add adjustment to opening Balance April 1		(398,856)	3,157,974

Net Ending Cash Balance March 31, 2023	6	50,567,421	83,408,924

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement VII - Statement of Transfers from the Capital Development Fund

As at March 31, 2023

(Expressed in Jamaican dollars unless otherwise specified)

	Notes	$’000	$’000
Bauxite Production Levy Received		67,810,074
Less: Refund/Remissions		(630,614)

Net Receipts			67,179,460
Add: Retained Earnings			3,026,104

			70,205,564
Less:
(a) Transfers to Consolidated Fund as at March 31, 2016		53,606,653
(b) Grants		11,522,431
(c) Net Levy Written off		153,314

			65,282,398

Value of Fund at 31st March, 2023	7		4,923,166

Value of Fund at 31st March, 2022			3,805,594

Source: Development Bank of Jamaica

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement VIII - Contingencies Fund

Year Ended March 31, 2023

(Expressed in Jamaican dollars unless otherwise specified)

		2023	2022
	Notes	$’000	$’000
Opening Balance		4,917,659	4,004,189

Increase in Contingencies Fund		200,000	400,000
Interest Earned		194,689	41,222
Transfer to Miscellaneous Revenue		(180,631)	(27,752)
Disbursement of advances from the Contingencies Fund		(2,809,947)	0
Recoveries of advances to Contingencies Fund		2,809,947	500,000

Balance at Year End	8	5,131,717	4,917,659

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement IX – Local (Internal) and Foreign (External) Debt

As at March 31, 2023

(Expressed in Jamaican dollars unless otherwise specified)

		2023	2022
	Notes	$’000	$’000
LOCAL DEBT
I Perpetual Annuities		155	155

II Market Loans:
Treasury Bills		10,300,000	10,300,000
J$ Benchmark Investment Notes		725,614,458	741,076,082
CPI-Indexed Investment Notes		63,398,650	58,713,502

Total Market Loans		799,313,108	810,089,584

Total Local Debt	9.1	799,313,263	810,089,739

EXTERNAL DEBT
I Currency Obligations to Commercial Enterprises:
Bond Holders		745,640,232	756,535,657

Total Currency Obligations to Commercial Enterprises		745,640,232	756,535,657
II Foreign Government & Government Agencies
USAID		23,235	26,814
US Department of Agriculture		99,712	339,241
China		91,881,708	88,217,701
Federal Republic of Germany		992,500	1,145,448
Japan		455,287	317,079
Netherlands Investment Bank		58,604	69,924
Kingdom of Belgium		269,760	334,394
Venezuela		14,449,661	15,609,852

Total Foreign Government & Government Agencies		108,230,467	106,060,453
III International & Multilateral Institutions:
Inter -American Development Bank		239,555,527	253,928,711
Caribbean Development Bank		22,493,689	26,017,171
Int’l Bank for Reconstruction & Development		155,352,479	162,131,403

Statement IX –Local (Internal) and Foreign (External) Debt (Cont’d)

		2023	2022
	Notes	$’000	$’000
OPEC Fund for Int’l Development		1,263,755	1,575,824
European Economic Community Commission		2,796,005	3,156,805
European Investment Bank		0	14,043
NORDIC Development Fund		572,208	647,735
International Monetary Fund		29,592,663	36,247,729

Total International & Multilateral Institutions		451,626,326	483,719,421

Total Foreign Debt	9.2	1,305,497,025	1,346,315,531
Total Local Debt		799,313,263	810,089,739

TOTAL LOCAL & FOREIGN DEBT		2,104,810,288	2,156,405,270

Notes to the Financial Statements

1 Statement of Receipts and Payments of the Consolidated Fund

This Statement is a summary of receipts and payments of the Consolidated Fund Accounts.

1.1 The Consolidated Fund - Opening

The Consolidated Fund Accounts are comprised of: Jamaican Dollar Consolidated Fund Bank Account $60.365 billion; United States Dollar Consolidated Fund Bank Account (US$149.512 million @ J$ 154.1286) $23.044 billion, aggregate of $83.409 billion as of April 1, 2022.

1.2 The Consolidated Fund - Closing

The Consolidated Fund Accounts are comprised of: Jamaican Dollar Consolidated Fund Bank Account $33.074 billion; US$ Consolidated Fund Bank Account (US$115.418 million @ J$151.5654) $17.493 billion, aggregate of $50.567 billion as of March 31, 2023.

1.3 Refunds from the Consolidated Fund Account

Refunds recovered in the amount of $1.868 million which were erroneously transferred to the Consolidated Fund Account. Upon the requisite approvals, the amounts were subsequently refunded.

1.4 Refunds from the Central Payment Account

Negative Warrant in the amount of $40.235 million, was subsequently refunded to the Consolidated Fund Account.

2 Statement of Financing

This Statement shows receipts and payments from the Consolidated Fund for the year ended March 31, 2023 and how the surplus was used or how the deficit was financed.

2.1 Net Surplus/ (Deficit)

There was a deficit of $32.449 billion for the year in comparison to a surplus of $6.726 billion for 2022.

3 Statement of Receipts of the Consolidated Fund Compared with Estimates

This Statement includes Revenue Estimates and Actual Receipts, as well as, comparative data from the previous year.

3.1 Tax Revenue Recurrent

These are receipts generated from taxes. Included in this statement are the amounts that were transferred to the Consolidated Fund by the Principal Receivers of Revenue (PRRs). All revenues generated by the PRRs are required to be transferred to the Consolidated Fund.

3.2 Non-Tax Revenue Recurrent

Total receipts recorded for the year in the Consolidated Fund for this revenue category is $67.253 billion. The main revenue components are Miscellaneous Revenue, De-earmarked Receipts, Financial Distributions and Loan Interest. Dividends and Other Miscellaneous Revenue from public bodies are also included.

Notes to the Financial Statements (Cont’d)

3.3 Capital Revenue

This includes revenue raised through grants and loan repayments.

3.4 External Loans

These are receipts recorded in the Consolidated Fund Principal Bank Accounts for funds raised from multilateral and bilateral loans.

3.5 Domestic Loans

These receipts include benchmark notes and treasury bills received in the Consolidated Fund Principal Bank Account. Benchmark notes amount to $75.761 billion for the financial year (2022: $53.653 billion).

3.6 Surrendered Balances

These receipts represent unexpended warrant cash balances returned to the Consolidated Fund Principal Bank Account.

4 Statement of Expenditure of the Consolidated Fund Compared with Estimates

This statement details issues from the Consolidated Fund Principal Bank Account. Total Issues from the Consolidated Fund for the year was $991.637 billion (2022: 885.928 billion) compared with total Estimates of $1,002.555 billion. (2022: $893.048 billion)

4.1 Recurrent Statutory Expenditure

Statutory Recurrent Expenditure details public debt charges and expenditure to certain statutory heads such as Pensions, His Excellency Governor General and the Auditor General.

4.2 Recurrent Voted Expenditure

Voted Recurrent Expenditure are issues from the Consolidated Fund Principal Bank Account for Ministries, Departments and Agencies displayed by Head.

4.3 Voted Capital Expenditure

An amount of $54.094 billion (2022: $50.831 billion) was issued for Voted Capital Expenditure.

5 Statement of Consolidated Fund Balances

This Statement summarizes the receipts and payments recorded in the Consolidated Fund Principal Bank Account and how both relate to the opening and closing cash balances in the Consolidated Fund Principal Bank Account.

6 Statement of Cash Flows

The Statement of Cash Flows classifies the flow of funds for the period by operating, investing and financing activities.

Notes to the Financial Statements (Cont’d)

7 Capital Development Fund

The Capital Development Fund Account is funded by Bauxite Levy. These were no transfers to the Consolidated Fund in financial year 2022/2023.

8 Contingencies Fund

The Contingencies Fund is established pursuant to Section 118 of the Constitution and further guided by Section 13 of the FAA Act. The balance of the Contingencies Fund as at March 31, 2023 was $5.132 billion (2022: $4.918 billion). There was an approved increase of $0.200 billion to the Contingencies Fund for the reporting period.

9 Statement of Local (Internal) and Foreign (External) Debt

This statement details outstanding local and foreign debt as at March 31, 2023.

Notes to the Financial Statements (Cont’d)

NOTE 9.1

GOVERNMENT OF JAMAICA

STATEMENT IX

STATEMENT OF OUTSTANDING PUBLIC DEBT (LOCAL)

AS AT MARCH 31, 2023

INTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
I PERPETUAL ANNUITIES

PERPETUAL ANNUITIES	JAM	154,832.69	154,832.69

SUB-TOTAL PERPETUAL ANNUITIES	JAM	154,833.00	154,832.69

SUB-TOTAL CATEGORY I (PERPETUAL ANNUITIES)	JAM		154,832.69

II MARKET LOANS

(a) TREASURY BILLS

Treasury Bills Issue - 8.20% Due -Apr-2023	JAM	800,000,000.00	800,000,000.00

Treasury Bills Issue - 8.15% Due -April-2023	JAM	700,000,000.00	700,000,000.00

Treasury Bills Issue - 8.09% Due -April-2023	JAM	700,000,000.00	700,000,000.00

Treasury Bills Issue - 8.42% Due -May-2023	JAM	800,000,000.00	800,000,000.00

Treasury Bills Issue - 8.09% Due -May-2023	JAM	700,000,000.00	700,000,000.00

Treasury Bills Issue - 8.27% Due -May 2023	JAM	700,000,000.00	700,000,000.00

Treasury Bills Issue - 8.21% Due -June-2023	JAM	700,000,000.00	700,000,000.00

Treasury Bills Issue - 8.18% Due -June-2023	JAM	700,000,000.00	700,000,000.00

Treasury Bills Issue - 8.30% Due -July-2023	JAM	700,000,000.00	700,000,000.00

Treasury Bills Issue - 8.41% Due -July- 2023	JAM	800,000,000.00	800,000,000.00

Treasury Bills Issue - 8.44% Due -August-2023	JAM	700,000,000.00	700,000,000.00

Treasury Bills Issue - 8.45% Due -August -2023	JAM	800,000,000.00	800,000,000.00

Treasury Bills Issue - 8.31% Due -September-2023	JAM	700,000,000.00	700,000,000.00

Treasury Bills Issue - 8.41% Due -November - 2023	JAM	800,000,000.00	800,000,000.00

SUB-TOTAL (a) Treasury Bills	JAM		10,300,000,000.00

INTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
(b) Jamaica Dollar Benchmark Investment Notes

GOJ FIXED RATE 12.875% BENCHMARK INVESTMENT NOTES - Due 2024	JAM	65,791,000.00	65,791,000.00

GOJ FIXED RATE 13.25% BENCHMARK INVESTMENT NOTES - Due 2040	JAM	7,431,000.00	7,431,000.00

GOJ FIXED RATE 11.00% BENCHMARK INVESTMENT NOTES - Due 2024	JAM	23,704,500,427.00	23,704,500,427.00

GOJ FIXED RATE STEP UP INVESTMENT NOTES - Due 2024 “FR24B”	JAM	4,946,293,367.00	4,946,293,367.00

GOJ FIXED RATE STEP UP INVESTMENT NOTES - Due 2024 “FR24C”	JAM	8,700,929,000.00	8,700,929,000.00

GOJ FIXED RATE ACCRETING INVESTMENT NOTES - Due 2028	JAM	130,043,466,018.41	130,043,466,018.41

GOJ FIXED RATE 11.875% BENCHMARK INVESTMENT NOTES - Due 2030	JAM	24,128,232,715.00	24,128,232,715.00

GOJ FIXED RATE 11.25% BENCHMARK INVESTMENT NOTES - Due 2046	JAM	2,896,758,593.00	2,896,758,593.00

GOJ FIXED RATE 12.25% BENCHMARK INVESTMENT NOTES - Due 2050	JAM	51,040,800,900.00	51,040,800,900.00

GOJ FIXED RATE 11.25% BENCHMARK INVESTMENT NOTES - Due 2046	JAM	31,463,057,000.00	31,463,057,000.00

GOJ FIXED RATE 9.50 % BENCHMARK INVESTMENT NOTES - Due 2026	JAM	18,626,573,000.00	18,626,573,000.00

GOJ FIXED RATE 9.625% BENCHMARK INVESTMENT NOTES - Due 2031	JAM	24,086,150,000.00	24,086,150,000.00

GOJ FIXED RATE 10.00% BENCHMARK INVESTMENT NOTES - Due 2037	JAM	58,628,726,800.00	58,628,726,800.00

GOJ FIXED RATE 5.675% BENCHMARK INVESTMENT NOTES - Due 2029	JAM	48,048,736,000.00	48,048,736,000.00

GOJ FIXED RATE 6.25% BENCHMARK INVESTMENT NOTES - Due 2048	JAM	20,836,667,000	20,836,667,000.00

GOJ FIXED RATE 4.25% BENCHMARK INVESTMENT NOTES - Due 2024	JAM	5,023,534,000.00	5,023,534,000.00

GOJ FIXED RATE 5.80% BENCHMARK INVESTMENT NOTES - Due 2034	JAM	54,707,288,500.00	54,707,288,500.00

GOJ FIXED RATE 4.50% BENCHMARK INVESTMENT NOTES- Due 2025	JAM	37,824,000,000.00	37,824,000,000.00

GOJ FIXED RATE 8.50% BENCHMARK INVESTMENT NOTES- Due 2061	JAM	5,800,000,000.00	5,800,000,000.00

GOJ FIXED RATE 11.75% BENCHMARK INVESTMENT NOTES - DUE 2053	JAM	10,921,000,000.00	10,921,000,000.00

GOJ FIXED RATE 10.00% BENCHMARK INVESTMENT NOTES - DUE 2028	JAM	21,500,000,000.00	21,500,000,000.00

GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - DUE 2027	JAM	2,000,000.00	2,000,000.00

GOJ VARIABLE RATE STEP UP BENCHMARK INVESTMENT NOTE - Due 2025	JAM	91,922,865,518.00	91,922,865,518.00

GOJ VARIABLE RATE STEP UP BENCHMARK INVESTMENT NOTE - Due 2035	JAM	50,689,657,296.00	50,689,657,296.00

SUB-TOTAL (b) Jamaica Dollar Benchmark Investment Notes	JAM		725,614,458,134.41

INTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
(c) CPI-Indexed Investment Notes

CPI -INDEXED INVESTMENT NOTES - Due 2025	JAM	7,626,184,886.00	13,174,457,914.04

CPI -INDEXED INVESTMENT NOTES - Due 2033	JAM	19,496,712,060.00	33,681,141,532.28

CPI -INDEXED INVESTMENT NOTES - Due 2040	JAM	9,576,133,182.00	16,543,050,748.37

SUB-TOTAL (c) CPI-Indexed Investment Notes	JAM		63,398,650,194.69

SUB-TOTAL CATEGORY II (MARKET LOANS)	JAM		799,313,108,329.10

TOTAL INTERNAL DEBT	JAM		799,313,263,161.79

Source: Debt Management Branch, Ministry of Finance and the Public Service

Notes to the Financial Statements (Cont’d)

NOTE 9.2

GOVERNMENT OF JAMAICA

STATEMENT IX

STATEMENT OF OUTSTANDING PUBLIC DEBT (FOREIGN)

AS AT MARCH 31, 2023

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
I FOREIGN CURRENCY OBLIGATIONS TO COMMERCIAL ENTERPRISES

1) BOND HOLDERS

US$250M 9.25% NOTES DUE 2025	US	80,125,000.00	12,144,177,675.00

US$250M 8.5% BOND 2036	US	199,430,000.00	30,226,687,722.00

US$500M 8 % BOND 2039	US	1,117,678,000.00	169,401,313,141.20

US$800M 7.625% Bond due 2025	US	361,606,000.00	54,806,958,032.40

US$1,350M 6.75% Bond due 2028	US	1,359,455,000.00	206,046,340,857.00

US$650M 7.975% BOND DUE 2045	US	1,801,300,000.00	273,014,755,020.00

TOTAL - BOND HOLDERS			745,640,232,447.60

II FOREIGN GOVERNMENT AND GOVERNMENT AGENCIES

a) UNITED STATES

1. U.S. AGENCY FOR INTERNATIONAL DEVELOPMENT

532-T-046D CROP DIVERSIFICATION & IRRIGATION PROJ.	US	153,302.70	23,235,385.05

TOTAL - U.S. AGENCY FOR INTERNATIONAL DEVELOPMENT			23,235,385.05

2. UNITED STATES DEPARTMENT OF AGRICULTURE

04 JMA PL 480 RESCHEDULED	US	657,880.70	99,711,951.45

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
TOTAL - UNITED STATES DEPT. OF AGRICULTURE			99,711,951.45

b) CHINA

1. EXIM BANK OF CHINA

JAMAICA CRICKET STADIUM PROJECT	CNY	38,746,919.00	853,824,782.27

MONTEGO BAY CONVENTION CENTER	CNY	112,903.225.80	2,487,928,709.54

PALISADOES SHORELINE PROTECTION REHABILITATION WORKS PROJECT	USD	13.944,000.00	2,113,427,937.60

JAMAICA ECONOMIC HOUSING PROJECT	CNY	235,498,485.20	5,189,430,489.96

JAMAICA ROAD IMPROVEMENT & REHABILITATION WORKS PROJECT	USD	85,000,000.00	12,883,059,000.00

MAJOR INFRASTRUCTURE DEVELOPMENT PROGRAMME	USD	177,506,466.40	26,903,838,582.50

JAMAICA SOUTHERN COASTAL HIGHWAY IMPROVEMENT PROJECT	USD	270,572,834.20	41,009,479,844.66

TOTAL EXIM BANK OF CHINA			91,440,989,346.53

2. PEOPLE’S REPUBLIC OF CHINA 20.0MN YUAN

AGREEMENT ON ECONOMIC AND TECHNICAL CO-OPERTION 20.0M YUAN	CNY	20,000,000.00	440,718,800.00

TOTAL PEOPLE’S REPUBLIC OF CHINA			440,718,800.00

TOTAL CHINA			91,881,708,146.53

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
FEDERAL REPUBLIC OF GERMANY

1. KREDITANSTALT FUR WIEDERAUFBAU

89-65-121 HURRICANE RECONSTRUCTION ASSISTANCE 2	EURO	2,181,118.30	365,153,665.09

89-65-857 HURRICANE RECONSTRUCTION ASSISTANCE III	EURO	2,348,342.10	393,149,571.35

93-65-941 REHAB OF 5 SMALL HYDROPOWER PLANTS	EURO	1,398,894.50	234,197,041.83

TOTAL - KREDITANSTALT FUR WIEDERAUFBAU			992,500,278.27

JAPAN

2. JAPAN INTERNATIONAL CO-OPERATION AGENCY

ENERGY MANAGEMENT AND EFFICIENCY PROGRAMME	USD	3,003,897.80	455,286,971.62

TOTAL-JAPAN INTERNATIONAL CO-OPERATION AGENCY

TOTAL - JAPAN			455,286,971.62

NETHERLAND INVESTMENT BANK

1978.03 CONSOLIDATION OF INTEREST AMOUNTS	EURO	252,395.10	42,254,927.58

1980.02 CONSOLIDATION OF INTEREST AMOUNTS	EURO	97,652.90	16,348,638.38

TOTAL - NETHERLAND INVESTMENT BANK			58,603,565.96

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
BELGIUM

GOVT. OF THE KINGDOM OF BELGIUM

MODERNIZATION OF KINGSTON MUNICIPALITY	EURO	1,611,316.60	269,759,857.64

TOTAL - GOVT. OF THE KINGDOM OF BELGIUM			269,759,857.64

VENEZUELA

MONTEGO BAY SPORTS COMPLEX PH 3 (21-294)	US	772,078.00	117,020,310.90

PORT MARIA CIVIC CENTRE PH 2 (20-293)	US	165,467.50	25,079,147.82

VENEZUELA ENERGY AGREEMENT	US	94,398,601.00	14,307,561,720.01

TOTAL VENEZUELA			14,449,661,178.73

TOTAL FOREIGN GOVERNMENT & GOVERNMENT AGENCIES			108,230,467,335.25

III INTERNATIONAL & MULTILATERAL INSTITUTIONS

INTER-AMERICAN DEVELOPMENT BANK

812/SF-JA LAND TITLING PROJECT	US	32,818.70	4,974,179.39

1185/OC-JA SOLID WASTE MANAGEMENT PROGRAM	US	270,911.40	41,060,794.71

1197/OC-JA PARISH INFRASTRUCTURE	US	877,152.10	132,945,908.90

1264/OC-JA PRIMARY EDUCATION SUPPORT PRG.	US	4,494,932.10	681,276,181.71

1283/OC-JA AGRICULTURAL SUPPORT SERVICES PROJECT	US	2,768,616.80	419,626,512.74

1344/OC-CITIZEN, SECURITY & JUSTICE	US	2,488,284.30	377,137,805.24

1360/OC-JA-RURAL WATER		1,515,098.80	229,636,555.66

1419/OC-JA EMERGENCY RECONSTRUCTION	US	3,353,951.40	508,342,985.52

1438/OC/JA -RE INFORMATION AND COMM. TECH PROJECT	US	2,429,331.20	368,202,555.06

1559/OC/JA-1- SOCIAL PROTECTION SUPPORT FOR FOOD PRICE CRISIS	US	5,625,000.00	852,555,375.00

1562/OC-JA - NATIONAL IRRIGATION DEVELOPMENT PROGRAM	US	2,111,330.00	320,004,575.98

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
1959/OC/JA - EMERGENCY ASSIST. - 2007 ATLANTIC HURRICANE SEASON	US	4,999,890.40	757,810,388.43

1972/OC/JA - COMPETITIVENESS ENHANCEMENT PROGRAM	US	11,000,000.00	1,667,219,400.00

2026/OC/JA - TRANSPORTATION INFRASTRUCTURE REHAB. PROGRAMME	US	27,730,081.40	4,202,920,879.42

2039/OC/JA - YOUTH DEVELOPMENT PROGRAM PHASE 1	US	5,310,754.40	804,926,614.94

2058/OC/JA - PUBLIC FINANCIAL & PERFORMANCE MANAGEMENT	US	24,000,000.00	3,637,569,600.00

2074/OC/JA - EDUCATION REFORM PROGRAM	US	12,000,000.00	1,818,784,800.00

2100/OC/JA - SUPPLEMENTAL LOAN TO FINANCE THE PESP ACTIVITIES	US	6,390,614.70	968,596,073.25

2272/OC/JA - CITIZEN SECURITY AND JUSTICE PROGRAM 11	US	11,999,999.90	1,818,784,784.84

2276/OC/JA - ROAD IMPROVEMENT PROGRAM	US	5,866,123.90	889,101,415.35

2297/OC/JA - COMPETITIVE ENHANCEMENT PROGRAM	US	28,000,000.00	4,243,831,200.00

2298/OC/JA - PUBLIC FINANCIAL & PERFORMANCE MGMT PROG. 11	US	28,000,000.00	4,243,831,200.00

2299/OC/JA - HUMAN CAPITAL AND PROTECTION PROGRAM	US	23,333,333.30	3,536,525,994.95

2300/OC/JA - SUPPORT FOR EDUCATION SECTOR REFORM 11 (PBL)	US	14,000,000.00	2,121,915,600.00

2301/OC/JA - SUPPORT FOR EDUCATION SECTOR REFORM 11 (Investment)	US	5,632,866.80	853,747,709.69

2359/OC/JA - FISCAL CONSOLIDATION PG FIRST PROG OPERATION	US	100,000,000.00	15,156,540,000.00

2444/OC-JA - AGRICULTURAL COMPETITIVENESS PROGRAMME	US	9,980,930.20	1,512,763,678.14

2502/OC/JA - FISCAL CONSOLIDATION PROGRAMME 11	US	106,666,666.60	16,166,975,989.90

2519/OC/JA - HUMAN CAPITAL AND PROTECTION PROGRAMME 11	US	26,666,666.60	4,041,743,989.90

2521/OC-JA - PUBLIC FINANCIAL & PERFORMANCE MANAGEMENT PROGRAMME III	US	44,000,000.00	6,668,877,600.00

2629/OC/JA - ENERGY EFFICIENCY & CONSERVATION PROGRAMME	US	2,586,581.20	392,036,214.21

2658/OC/JA - FISCAL ADMINISTRATION & MODERNIZATION PROGRAMME	US	32,513,037.60	4,927,851,549.06

2889/OC-JA - INTEGRATED SOCIAL PROTECTION AND LABOUR PROGRAMME	US	22,503,031.90	3,410,681,031.14

3121/OC-JA - PUBLIC SECTOR EFFIENCY PROGRAMME (PSE)	US	6,371,588.80	965,712,405.11

3122/OC-JA - PUBLIC SECTOR EFFIENCY PROGRAMME (PSE) CHINA CO-FINANCING	US	4,394,244.10	666,015,364.71

3147/OC-JA - COMPETITIVENESS ENHANCEMENT PROGRAMME III	US	44,000,000.00	6,668,877,600.00

3148/OC-JA - FISCAL STRUCTURAL PROGRAMME FOR ECONOMIC GROWTH	US	58,666,666.70	8,891,836,805.05

3191/OC-JA - CITIZEN SECURITY JUSTICE PROGRAMME III	US	17,026,711.30	2,580,660,308.87

3381/SX-JAADAPT PRG &FIN MECH FOR THE PILOT PRG FOR PPCR JAM	US	8,707,100.00	1,319,695,094.34

3511/OC-JA - FISCAL STRUCTURAL PROGRAMME FOR ECONOMIC GROWTH II	US	108,333,333.30	16,419,584,994.95

3560/OC-JA - EDUCATION SECTOR REFORM III	US	21,666,666.70	3,283,917,005.05

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
3565/OC-JA - INTEGRATED SUPPORT TO JAMAICA SOCIAL PROTECTION STRATEGY	US	22,536,649.89	3,415,776,354.52

3565/OC-JA - INTEGRATED SUPPORT TO JAMAICA SOCIAL PROTECTION STRATEGY	JMD	3,146,169,375.00	3,146,169,375.00

3704/OC-JA - FINANCIAL SYSYTEM REFORM SUPPORT PROGRAMME	US	90,000,000.00	13,640,886,000.00

3880/OC-JA-FISCAL STRUCTURALPROGRAMME FOR ECONOMIC GROWTH III	JMD	5,392,612,501.60	5,392,612,501.60

3877/OC-JA - ENERGY MANAGEMENT AND EFFICIENCY PROGRAMME	US	4,429,747.00	671,396,375.95

4115/OC-JA - CREDIT ENHANCING PROGRAMME FOR MICRO, SMALL AND MEDIUM ENTERPRISES	US	19,451,768.90	2,948,215,134.04

4373/OC-JA - SUPPORT TO THE PUBLIC SECTOR TRANSFORMATION PROJECT (POLICY-BASED)	US	110,000,000.00	16,672,194,000.00

4374/OC-JA - SUPPORT TO THE PUBLIC SECTOR TRANSFORMATION PROJECT (INVESTMENT)	US	37,309,546.20	5,654,836,293.62

4400/OC-JA - SECURITY STRENGTHENING PROJECT	US	9,986,979.60	1,513,680,557.87

4437/OC-JA - IMPLEMENTATION OF THE NATIONAL IDENTIFICATION SYSTEM (NIDS)FOR ECONOMIC GROWTH	US	32,835,278.30	4,976,692,089.65

4645/OC-JA SKILLS DEVELOPMENT GLOBAL SKILLS IN JAMAICA	US	8,786,820.00	1,331,777,888.03

4668/OC-JA SUPPORT FOR THE HEALTH SYSTEMS STRENGTHENING FOR THE PREVENTION AND CARE MANAGEMENT FOR NON-COMMUNICABLE DISEASES PROGRAMME	US	11,282,793.70	1,710,081,140.26

4669/OC-JA - SUPPORT FOR THE HEALTH SYSTEMS STRENGTHENING FOR THE PREVENTION AND CARE MANAGEMENT FOR NON-COMMUNICABLE DISEASES PROGRAMME	JMD	7,412,347,500.00	7,412,347,500.00

4860-JM – BOOSTING INNOVATION, GROWTH, AND ENTREPRENEUSHIP ECOSYSTEM PROGRAMME	US	5,365,854.80	813,277,929.10

5110/OC-JA SUPPORT FOR THE HEALTH SYSTEMS STRENGTHENING FOR THE PREVENTION AND CARE MANAGEMENT FOR NON-COMMUNICABLE DISEASES	US	100,000,000.00	15,156,540,000.00

5236/OC-JA- STRENGTHENING FISCAL POLICY AND MANAGEMENT PROGRAMME TO RESPOND TO THE HEALTH CRISIS AND ECONOMIC EFFECTS OF COVID-19 IN JAMAICA	US	75,000,000.00	11,367,405,000.00

5499/OC-JA-STRENGTHENING FISACAL POLICY AND MANAGEMENT PROGRAMME TO RESPOND TO THE HEALTH CRISIS AND ECONOMIC EFECTS OF COVID -19 IN JAMAICA II (POLICY BASED LOAN)	US	100,000,000.00	15,156,540,000.00

TOTAL - INTER-AMERICAN DEVELOPMENT BANK			239,555,526,860.85

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
CARIBBEAN DEVELOPMENT BANK

08/SFR-JAM - RURAL ELECTRIFICATION	US	560,695.80	84,982,083.21

10/SFR-OR-JAM - SOCIAL INVESTMENT FUND	US	2,714,437.50	411,414,805.46

13/SFR OR JAM - ENHANCEMENT OF BASIC SCHOOL	US	2,419,390.40	366,695,873.73

14/SFR-OR-JAM - 001 IRRIGATION DEV.PROJ	US	27,257.90	4,131,354.52

15/SFR-OR-JAM - REHAB. OF FLOOD DAMAGE ADDITIONAL LOAN	US	199,987.20	30,311,139.96

16/SFR-OR-JAM - WASHINGTON BOULEVARD IMPROVEMENT	US	6,294,863.10	954,083,443.70

17/SFR-OR -JAM - HURRICANE DEAN REHAB WORKS	US	4,585,418.30	694,990,758.81

17/SFR-OR -JAM 1 - HURRICANE DEAN REHAB WORKS	US	3,168,985.30	480,308,524.59

18/SFR-OR-JAM - UTECH ENHANCEMENT PROJECT	US	8,799,438.10	1,333,690,355.40

19/SFR-JAM COMMUNITY INVESTMENT PROJECT	US	8,062,509.60	1,221,997,492.53

19/SFR-OR-JAM - POLICY BASED LOAN	US	43,333,333.20	6,567,833,979.79

20/SFR-JM AGRICULTURAL SUPPORT	US	6,435,000.00	975,323,349.00

20/SFR-OR-JAM NATURAL DISASTER GUSTAV MANAGEMENT	US	18,231,457.00	2,763,258,072.79

23/SFR-OR JAM FISCAL CONSOLIDATION, GROWTH AND SOCIAL STABILITY LOAN	US	27,687,500.00	4,196,467,012.50

28/OR-JAM COASTAL HIGHWAY IMPROVEMENT #4	US	15,888,855.40	2,408,200,724.24

TOTAL - CARIBBEAN DEVELOPMENT BANK			22,493,688,970.23

INT’L BANK FOR RECONSTRUCTION & DEVELOPMENT

4878-JM HURRICANE DEAN EMERGENCY RECOVERY	US	1,693,875.40	256,732,902.55

7554-JM EARLY CHILDHOOD DEVELOPMENT PROJECT	US	9,310,459.80	1,411,143,563.77

7555-JM SOCIAL PROTECTION PROJECT	US	24,847,444.50	3,766,012,864.62

7556-JM SECOND HIV/AIDS PROJECT	US	5,999,328.90	909,290,684.46

7653-JM FISCAL AND DEBT SUSTAINABLILITY DEV POLICY	US	62,000,000.00	9,397,054,800.00

7769-JM RURAL ECONOMIC DEVELOPMENT PROGRAM	US	10,138,021.30	1,536,573,253.54

7856-JM FIRST PROGRAM FISCAL SUST. DEVELOP. POLICY LOAN	US	138,800,000.00	21,037,277,520.00

7815-JM EDUCATION TRANSFORMATION CAPACITY BLDG. PROJECT	US	12,386,055.40	1,877,297,441.12

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
8007-JM ENERGY SECURITY & EFFICIENCY ENHANCEMENT PROJECT	US	10,678,298.10	1,618,460,522.85

8084-JM 2ND PROGRAMATIC FISCAL SUSTAINABILITY DEVELOPMENT	US	78,000,000.00	11,822,101,200.00

8317-JM ECONOMIC STABILITY AND FOUNDATION FOR GROWTH DEVELOPMENT	US	113,386,000.00	17,185,394,444.40

8329 ADDITIONAL FINANCING FOR SOCIAL PROTECTION PROGRAMME	US	34,887,999.90	5,287,813,660.04

8334-JM JAMAICA EARLY CHILDHOOD DEVELOPMENT PROJECT	US	10,064,534.30	1,525,435,166.99

8356-JM JAMAICA INTEGRATED COMMUNITY DEVELOPMENT PROJECT	US	35,799,881.20	5,426,023,314.03

8405-JM JAMAICA YOUT EMPLOYMENT IN DIGITAL AND AMINATION INDUSTRIES	US	10,225,743.50	1,549,868,903.87

8406-JM JAMAICA STRATEGIC PUBLIC SECTOR TRANSFORMATION	US	30,524,267.90	4,626,422,873.97

8408-JM FOUNDATIONS FOR COMPETITIVENESS AND GROWTH PROJECT	US	40,723,441.20	6,172,264,654.85

8470-JM FIRST COMPETITIVENESS & FISCAL MANAGEMENT PROGAMMATIC DPL	US	71,505,000.00	10,837,683,927.00

8759-JM JAMAICA DISASTER VULNERABILITY REDUCTION PROJECT	US	68,250,000.00	10,344,338,550.00

8581-JM SECOND COMPETITIVENESS & FISCAL MANAGEMENT PROGAMMATIC DPF	US	22,742,870.00	3,447,032,188.70

8822-JM ACCESS TO FINANCE FOR MICRO, SMALL AND MEDIUM ENTERPRISE PROJECT	US	8,922,640.90	1,352,363,637.06

9017- JM SECOND RURAL ECONOMIC DEVELOPMENT INITIATIVE		3,313,044.70	502,142,945.17

9053-JM JAMAICA FIRST ECONOMIC RESILIENCE	US	70,000,000.00	10,609,578,000.00

9216-JM JAMAICA COVID-19 RESPONSE AND RECOVERY DEVELOPMENT POLICY FINANCING	US	150,000,000.00	22,734,810,000.00

9203-JM ADDITIONAL FINANCING FOR THE FOUNDATION FOR COMPETITIVENESS AND GROWTH PROJECT	US	787,525.00	119,361,541.64

TOTAL - INT’L BANK FOR RECONSTRUCTION & DEV.			155,352,478,560.63

OPEC FUND FOR INT’L DEVELOPMENT

1007-P NATIONAL COMMUNITY DEV. PROJECT	US	666,840.00	101,069,871.34

1152-P RURAL ROAD REHABILITATION PHASE 2	US	354,817.00	53,777,980.53

1238-P BOGUE ROAD IMPROVEMENT PROJECT	US	7,316,357.60	1,108,906,666.19

TOTAL - OPEC FUND FOR INT’L DEVELOPMENT			1,263,754,518.06

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
EUROPEAN ECONOMIC COMMUNITY COMMISSION

LN #8.0163 RURAL ELECTRIFICATION	EURO	144,102.70	24,125,068.80

LN #8.0223 EXPAND COFFEE PRODUCTION	EURO	362,003.10	60,605,038.59

LN #8.0347 SANGSTERS AIRPORT MAIN TERMINAL	EURO	2,232,240.00	373,712,245.39

LN #8.0371 CAST & CTC STUDENT ACCOMMODATION	EURO	463,077.10	77,526,423.16

LN #8.0383 NEGRIL OCHO-RIOS WASTE WATER PROJECT	EURO	10,403,339.70	1,741,683,438.55

LN #8.0388 CREDIT SCH. FOR MICRO & SMALL ENTERPRISES	EURO	2,451,588.90	410,434,716.96

LN #8.0395 MORANT/YALLAHS AGRICULTURAL DEV. PROJ.	EURO	644,613.80	107,918,535.02

TOTAL-EUROPEAN ECONOMIC COMMUNITY COMMISSION			2,796,005,466.47

NORDIC DEVELOPMENT FUND

NDF #81 PRIMARY EDUCATION IMPROVEMENT PROG.	XDR	880,000.00	163,112,325.41

NDF #120 MULTI-SECTORAL PRE-INVESTMENT PROJECT	XDR	846,446.50	172,582,321.18

NDF #165 AIRPORT REFORM & IMPROVEMENT PROGRAM	XDR	1,160,000.00	236,512,871.84

TOTAL - NORDIC DEVELOPMENT FUND			572,207,518.43

INTERNATIONAL MONETARY FUND

BUDGETARY SUPPORT TO THE GOVERNMENT OF JAMAICA	XDR	27,808,339.40	5,669,853,631.51

BUDGETARY SUPPORT TO THE GOVERNMENT OF JAMAICA-RFI	XDR	117,331,709.00	23,922,809,873.55

TOTAL - INTERNATIONAL MONETARY FUND			29,592,663,505.06

TOTAL INTERNATIONAL & MULTINATIONAL INSTITUTIONS			451,626,325,399.73

TOTAL EXTERNAL DEBT			1,305,497,025,182.58

GRAND TOTAL FOREIGN & LOCAL			2,104,810,288,344.37

Source: Debt Management Branch, Ministry of Finance and the Public Service